UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6548
                                                     ---------------------

                     Nuveen Select Tax-Free Income Portfolio
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: September 30, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT
September 30, 2007
                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                      NUVEEN SELECT
                                                      TAX-FREE INCOME
                                                      PORTFOLIO
                                                      NXP

                                                      NUVEEN SELECT
                                                      TAX-FREE INCOME
                                                      PORTFOLIO 2
                                                      NXQ

                                                      NUVEEN SELECT
                                                      TAX-FREE INCOME
                                                      PORTFOLIO 3
                                                      NXR

                                                      NUVEEN CALIFORNIA
                                                      SELECT TAX-FREE
                                                      INCOME PORTFOLIO
                                                      NXC

                                                      NUVEEN NEW YORK
                                                      SELECT TAX-FREE
                                                      INCOME PORTFOLIO
                                                      NXN


IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)



LOGO: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
November 16, 2007

                          Portfolio Managers' COMMENTS


                  Nuveen Investments Municipal Closed-End Funds


NXP, NXQ, NXR,
NXC, NXN


Portfolio managers Tom Spalding, Scott Romans and Cathryn Steeves discuss key investment strategies and the six-month performance of the Nuveen Select Portfolios. With 32 years of investment experience, Tom has managed the three national Portfolios since 1999. Scott, who joined Nuveen in 2000, has managed NXC since 2003, while Cathryn, who has been with Nuveen since 1996, assumed portfolio management responsibility for NXN in 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN SELECT PORTFOLIOS ("PORTFOLIOS") DURING THE SIX-MONTH REPORTING PERIOD ENDED SEPTEMBER 30, 2007?

Over the course of this reporting period, we saw the municipal bond yield curve steepen, as interest rates at the short end of the curve declined and longer term rates generally rose.

In this environment, we continued to emphasize a disciplined approach to duration1 management and yield curve positioning. For all five Fund's, our duration management strategies during this period included the use of inverse floating rate securities,2 a type of derivative financial instrument. The inverse floaters had the dual benefit of bringing the durations of these four Portfolios closer to our preferred strategic target and enhancing their income-generation capabilities.

In looking for potential additions to the national Portfolios, we kept an opportunistic eye toward all types of issuance that we believed could add value. In addition to purchasing some higher education bonds, we also took advantage of widening credit spreads to add AA rated hospital credits, which represented better value as lower-rated credits began to underperform the market. The majority of our purchases during this period were in the 30-year and longer range of the yield curve, with the goal of enhancing the yields of these Portfolios.

In California, the sizeable increase in municipal issuance provided us with a wide variety of bonds and sectors from which to choose. During April and May 2007, a number of uninsured offerings from major California health care systems--mostly rated AA or A--came to market at very attractive prices. The spread levels on these offerings were wider than historical norms, and we added a number of new longer maturity hospital and health care related issues. We found these opportunities attractive based not only on their price, but also on their performance potential and the support they could provide for NXC's income stream. We also participated in the $4.5 billion Golden State Tobacco Securitization offering, the largest municipal bond deal of the first half of 2007.

In NXN, most of our purchases during this period were longer duration bonds in higher education and health care segments of the market. Toward the end of the period, we added some short-term insured bonds to NXN. These bonds, many of which had underlying credits with which we were familiar through our research efforts, offered higher yields and attractive pricing in the aftermath of the liquidity crisis.

To help generate cash for purchases and move the Portfolios' durations closer to our strategic target, we selectively sold holdings with shorter durations. As interest rates rose




1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2 An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Portfolios invested during the reporting period are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

late in the period, we also found a variety of opportunities in NXC ad NXN to sell holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain these Portfolios' current portfolio characteristics while strengthening their future income streams. In the national Portfolios, selling was more limited, and the majority of our new purchases were funded with proceeds from called or matured bonds and sinking fund payments.

As discussed in past shareholder reports, we have also used forward interest rate swaps (an additional type of derivative instrument) as a duration management tool when we believed this supported our overall investment performance strategies. The goal of this strategy is to help us manage net asset value (NAV) volatility without having a negative impact on the Portfolios' income streams or common share dividends over the short term. During this reporting period, we employed interest rate swaps in NXN.

HOW DID THE PORTFOLIOS PERFORM?

Individual results for the Nuveen Select Portfolios, as well as for relevant indexes and peer groups, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 9/30/07

National Portfolios           6-Month       1-Year       5-Year      10-Year
NXP                             1.19%        3.28%        4.58%        5.00%
NXQ                             0.82%        2.96%        4.57%        4.87%
NXR                             1.21%        3.19%        4.72%        4.96%

Lehman Brothers
Municipal Bond Index3           1.15%        3.10%        4.02%        5.32%

Lipper General and
Insured Unleveraged
Municipal Debt Funds
Average4                        0.24%        2.49%        4.60%        4.86%

California Portfolio
NXC                             0.48%        2.39%        4.41%        4.87%

Lehman Brothers
CA Tax-Exempt
Bond Index3                     0.90%        2.98%        4.12%        5.41%

Lipper CA
Municipal Debt Funds
Average4                       -0.66%        1.57%        5.08%        5.70%

New York Portfolio
NXN                             1.11%        2.90%        4.14%        4.74%

Lehman Brothers
NY Tax-Exempt
Bond Index3                     1.28%        3.19%        3.94%        5.33%

Lipper NY
Municipal Debt Funds
Average4                       -0.56%        1.63%        5.16%        5.56%



*Six-month returns are cumulative; returns for one year, five years, and ten years are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Portfolio in this report.

3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of investment-grade municipal bonds. The Lehman Tax-Exempt Bond Indexes for California and New York are also unleveraged and unmanaged and comprise a broad range of municipal bonds issued in California and New York, respectively. Results for the Lehman indexes do not reflect any expenses.

4 Each of the Lipper Municipal Debt Funds Averages shown in this report are calculated using the returns of all closed-end funds in their respective categories for each period as follows: Lipper General and Insured Unleveraged category, 6 months, 8 funds; 1 year, 8 funds; 5 years, 7 funds; and 10 years, 7 funds; Lipper California category, 6 months, 24 funds; 1 year, 24 funds; 5 years, 23 funds; and 10 years, 12 funds; and Lipper New York category, 6 months, 17 funds; 1 year, 17 funds; 5 years, 16 funds; and 10 years, 6 funds. Portfolio and Lipper returns assume reinvestment of dividends.

For the six months ended September 30, 2007, the cumulative returns on NAV for NXP and NXR outperformed the return on the Lehman Brothers Municipal Bond Index, while NXQ lagged this index return. For this same period, NXC underperformed the return on the Lehman Brothers California Tax-Exempt Bond Index, and NXN trailed the Lehman Brothers New York Tax-Exempt Bond Index. All five of the Nuveen Select Portfolios exceeded the average returns for their respective Lipper fund peer groups.

The major factors that influenced the Portfolios' returns during this period included yield curve and duration positioning and allocations to lower-rated credits.

During this six-month period, bonds in the Lehman Brothers Municipal Bond Index with maturities of less than ten years, especially those maturing in approximately five years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns for the period. Overall, the Portfolios' yield curve positioning was a net positive for performance during this period. The impact of NXQ's slightly longer duration can be seen in the performance differential between this Portfolio and the other two national Portfolios. NXC and NXN also had slightly longer durations, but this was largely offset by their underexposure to the poorly-performing longest part of the curve.

While duration played an important role in performance, especially during the last part of this period, credit exposure was also a dominant factor over these six months. As interest rates on longer municipal bonds rose and credit spreads widened, lower credit quality bonds generally underperformed the municipal market as a whole for the first time in several years. As of September 30, 2007, bonds rated BBB or lower and non-rated bonds accounted for approximately 6% to 8% of the national Portfolios, 12% of NXC, and 6% of NXN. This lower-rated credit exposure was a negative influence on Portfolios' performances for this period. Conversely, the Portfolios' weightings in bonds rated AAA and AA were generally positive for performance during this period.

Generally, any bonds that carried credit risk, regardless of sector, tended to underperform. Revenue bonds in general, and specifically the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market for this period. Bonds backed by the 1998 master tobacco settlement agreement also performed poorly during this period, due to the overall lower credit quality of the tobacco sector as well as the current ample supply and projected new issuance of these bonds. As of September 30, 2007, NXR and NXN each held approximately 2% of their portfolios in tobacco bonds, while NXP had allocated 3%, NXQ 4%, and NXC 5% to these credits.

Sectors of the market that performed well during this period included water and sewer, special tax-backed issues, and transportation. Pre-refunded bonds, especially those that were advance refunded5 before longer municipal interest rates began to rise in mid-2007, zero coupon bonds, and insured credits also performed well during this period.


5 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Dividend and Share Price
                 INFORMATION


During the six-month reporting period ended September 30, 2007, the dividends of all five of the Nuveen Select Portfolios remained stable.

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio's past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income
(UNII) as part of the Portfolio's NAV. Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio's NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2007, all of the Portfolios had positive UNII balances, based on our best estimates, for tax purposes. NXP and NXQ had positive UNII balances and NXR. NXC and NXN had negative UNII balances for financial statement purposes.

As of September 30, 2007, the share prices of the Select Portfolios were trading at discounts to their NAVs as shown in the accompanying chart:

                              9/30/07           6-Month Average
                             Discount                  Discount

NXP                            -3.92%                    -1.81%
NXQ                            -5.63%                    -4.38%
NXR                            -6.73%                    -4.78%
NXC                            -3.94%                    -2.87%
NXN                            -6.58%                    -3.87%

NXP
Performance
OVERVIEW

Nuveen Select Tax-Free Income Portfolio

                as of September 30, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed     67%
AA                      12%
A                       14%
BBB                      6%
BB or Lower              1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Oct                            0.057
Nov                            0.057
Dec                            0.057
Jan                            0.057
Feb                            0.057
Mar                            0.057
Apr                            0.057
May                            0.057
Jun                            0.057
Jul                            0.057
Aug                            0.057
Sep                            0.057

Line Chart:
Share Price Performance -- Weekly Closing Price
10/01/06                      14.28
                              14.25
                              14.3
                              14.35
                              14.5
                              14.56
                              14.5
                              14.47
                              14.36
                              14.66
                              14.9
                              14.78
                              14.52
                              14.65
                              14.58
                              14.75
                              14.73
                              14.83
                              14.68
                              14.68
                              14.61
                              14.57
                              14.64
                              14.72
                              14.69
                              14.76
                              14.85
                              14.82
                              14.76
                              14.74
                              14.76
                              14.74
                              14.73
                              14.74
                              14.6
                              14.47
                              14.15
                              13.83
                              13.91
                              14.1
                              14.01
                              13.82
                              13.61
                              13.93
                              13.95
                              13.92
                              14.04
                              14
                              14.11
                              14.46
                              14.31
                              14.04
9/30/07                       13.98

FUND SNAPSHOT
------------------------------------
Share Price                    13.98
------------------------------------
Net Asset Value                14.55
------------------------------------
Premium/(Discount) to NAV     -3.92%
------------------------------------
Market Yield                   4.89%
------------------------------------
Taxable-Equivalent Yield1      6.79%
------------------------------------
Net Assets ($000)           $238,501
------------------------------------
Average Effective
Maturity on Securities (Years) 12.34
------------------------------------
Modified Duration               4.51
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-month
(Cumulative)   -3.58%         1.19%
------------------------------------
1-Year          2.63%         3.28%
------------------------------------
5-Year          5.04%         4.58%
------------------------------------
10-Year         4.88%         5.00%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       14.4%
------------------------------------
Colorado                       12.2%
------------------------------------
Washington                      9.7%
------------------------------------
Texas                           9.3%
------------------------------------
Indiana                         8.4%
------------------------------------
South Carolina                  7.7%
------------------------------------
Nevada                          6.9%
------------------------------------
California                      4.9%
------------------------------------
Florida                         4.4%
------------------------------------
New Jersey                      2.2%
------------------------------------
Oklahoma                        2.2%
------------------------------------
New Mexico                      2.1%
------------------------------------
Michigan                        1.7%
------------------------------------
Other                          13.9%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                27.7%
------------------------------------
Health Care                    19.3%
------------------------------------
Transportation                 14.7%
------------------------------------
Tax Obligation/Limited         10.4%
------------------------------------
Tax Obligation/General          9.7%
------------------------------------
Utilities                       8.4%
------------------------------------
Other                           9.8%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXQ
Performance
OVERVIEW

Nuveen Select Tax-Free Income Portfolio 2

                as of September 30, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed     65%
AA                      17%
A                       10%
BBB                      7%
BB or Lower              1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Oct                            0.053
Nov                            0.053
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                            0.053
Apr                            0.053
May                            0.053
Jun                            0.053
Jul                            0.053
Aug                            0.053
Sep                            0.053

Line Chart:
Share Price Performance -- Weekly Closing Price
10/01/06                      13.61
                              13.78
                              13.51
                              13.56
                              13.63
                              13.77
                              13.83
                              13.82
                              13.95
                              14.16
                              13.94
                              13.9
                              13.87
                              13.98
                              13.86
                              13.99
                              14.02
                              13.9
                              14.02
                              14.13
                              14.1701
                              14.15
                              14.32
                              14.3199
                              14.15
                              14.09
                              14.07
                              14.16
                              14.03
                              14.03
                              14.27
                              14.18
                              14.08
                              14.1099
                              14.01
                              14.09
                              13.93
                              13.66
                              13.64
                              13.64
                              13.78
                              13.6601
                              13.63
                              13.41
                              13.57
                              13.308
                              13.34
                              13.55
                              13.54
                              13.85
                              13.62
                              13.41
9/30/07                       13.59

FUND SNAPSHOT
------------------------------------
Share Price                    13.59
------------------------------------
Net Asset Value                14.40
------------------------------------
Premium/(Discount) to NAV     -5.63%
------------------------------------
Market Yield                   4.68%
------------------------------------
Taxable-Equivalent Yield1      6.50%
------------------------------------
Net Assets ($000)           $253,596
------------------------------------
Average Effective
Maturity on Securities (Years) 15.29
------------------------------------
Modified Duration               5.10
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/21/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-month
(Cumulative)   -1.17%         0.82%
------------------------------------
1-Year          4.74%         2.96%
------------------------------------
5-Year          4.12%         4.57%
------------------------------------
10-Year         4.63%         4.87%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       13.3%
------------------------------------
Texas                          12.2%
------------------------------------
Colorado                        9.6%
------------------------------------
Nevada                          7.5%
------------------------------------
California                      6.8%
------------------------------------
New York                        4.9%
------------------------------------
South Carolina                  4.8%
------------------------------------
Washington                      3.6%
------------------------------------
Massachusetts                   3.2%
------------------------------------
Indiana                         3.1%
------------------------------------
New Mexico                      2.9%
------------------------------------
Pennsylvania                    2.6%
------------------------------------
Vermont                         2.6%
------------------------------------
Florida                         2.3%
------------------------------------
Iowa                            2.3%
------------------------------------
Louisiana                       2.2%
------------------------------------
Rhode Island                    2.1%
------------------------------------
Other                          14.0%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                21.9%
------------------------------------
Health Care                    18.5%
------------------------------------
Transportation                 16.0%
------------------------------------
Tax Obligation/Limited         11.1%
------------------------------------
Utilities                       7.6%
------------------------------------
Tax Obligation/General          6.3%
------------------------------------
Housing/Multifamily             3.5%
------------------------------------
Consumer Staples                3.4%
------------------------------------
Other                          11.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXR
Performance
OVERVIEW

Nuveen Select Tax-Free Income Portfolio 3

                as of September 30, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed     59%
AA                      21%
A                       14%
BBB                      4%
BB or Lower              1%
N/R                      1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Oct                           0.0535
Nov                           0.0535
Dec                           0.0535
Jan                           0.0535
Feb                           0.0535
Mar                           0.0535
Apr                           0.0535
May                           0.0535
Jun                           0.0535
Jul                           0.0535
Aug                           0.0535
Sep                           0.0535

Line Chart:
Share Price Performance -- Weekly Closing Price
10/01/06                      13.59
                              13.65
                              13.5
                              13.67
                              13.57
                              13.76
                              13.75
                              13.73
                              13.77
                              13.97
                              13.99
                              13.88
                              13.74
                              13.9
                              13.83
                              13.9
                              14.01
                              13.97
                              14.1
                              14.01
                              13.89
                              13.93
                              14.09
                              14.05
                              13.9
                              13.86
                              14.01
                              14.06
                              13.98
                              13.84
                              13.88
                              13.96
                              13.87
                              13.85
                              13.85
                              13.89
                              13.53
                              13.33
                              13.33
                              13.4
                              13.63
                              13.34
                              13.25
                              13.31
                              13.3
                              13.17
                              13.07
                              13.15
                              13.35
                              13.56
                              13.46
                              13.33
9/30/07                       13.31

FUND SNAPSHOT
------------------------------------
Share Price                    13.31
------------------------------------
Net Asset Value                14.27
------------------------------------
Premium/(Discount) to NAV     -6.73%
------------------------------------
Market Yield                   4.82%
------------------------------------
Taxable-Equivalent Yield1      6.69%
------------------------------------
Net Assets ($000)           $185,047
------------------------------------
Average Effective
Maturity on Securities (Years) 13.97
------------------------------------
Modified Duration               5.01
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/24/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-month
(Cumulative)   -2.73%         1.21%
------------------------------------
1-Year          2.52%         3.19%
------------------------------------
5-Year          4.18%         4.72%
------------------------------------
10-Year         4.92%         4.96%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       18.4%
------------------------------------
Texas                          10.7%
------------------------------------
California                      6.9%
------------------------------------
Colorado                        6.8%
------------------------------------
Indiana                         6.4%
------------------------------------
Florida                         5.6%
------------------------------------
Iowa                            5.4%
------------------------------------
Nevada                          4.9%
------------------------------------
South Carolina                  4.9%
------------------------------------
North Carolina                  4.3%
------------------------------------
New York                        3.6%
------------------------------------
Michigan                        3.5%
------------------------------------
New Mexico                      2.7%
------------------------------------
Pennsylvania                    2.4%
------------------------------------
Other                          13.5%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                22.7%
------------------------------------
Health Care                    19.5%
------------------------------------
Utilities                      17.4%
------------------------------------
Tax Obligation/Limited         11.8%
------------------------------------
Transportation                  9.1%
------------------------------------
Tax Obligation/General          6.3%
------------------------------------
Education and Civic
   Organizations                5.1%
------------------------------------
Other                           8.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXC
Performance
OVERVIEW


Nuveen California Select Tax-Free Income Portfolio

                as of September 30, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed     65%
AA                       6%
A                       17%
BBB                     10%
N/R                      2%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Oct                            0.053
Nov                            0.053
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                            0.053
Apr                            0.053
May                            0.053
Jun                            0.053
Jul                            0.053
Aug                            0.053
Sep                            0.053

Line Chart:
Share Price Performance -- Weekly Closing Price
10/01/06                      14.03
                              14
                              13.95
                              14.03
                              14.51
                              14.2
                              14.2
                              13.88
                              13.96
                              14.36
                              14.44
                              14.1
                              14.06
                              14.16
                              14.08
                              14.27
                              14.5104
                              14.41
                              14.45
                              14.4
                              14.46
                              14.45
                              14.41
                              14.35
                              14.18
                              14.13
                              14.22
                              14.44
                              14.3199
                              14.16
                              14.45
                              14.65
                              14.5
                              14.77
                              14.2
                              14.19
                              14.25
                              14.2501
                              13.99
                              14.23
                              13.96
                              13.97
                              13.69
                              13.74
                              14
                              13.81
                              13.45
                              13.95
                              13.85
                              14.29
                              14.03
                              13.96
9/30/07                       13.91

FUND SNAPSHOT
------------------------------------
Share Price                    13.91
------------------------------------
Net Asset Value                14.48
------------------------------------
Premium/(Discount) to NAV     -3.94%
------------------------------------
Market Yield                   4.57%
------------------------------------
Taxable-Equivalent Yield1      7.00%
------------------------------------
Net Assets ($000)            $90,622
------------------------------------
Average Effective
Maturity on Securities (Years) 15.38
------------------------------------
Modified Duration               6.52
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-month
(Cumulative)    0.04%         0.48%
------------------------------------
1-Year          4.11%         2.39%
------------------------------------
5-Year          3.54%         4.41%
------------------------------------
10-Year         4.85%         4.87%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         22.2%
------------------------------------
Tax Obligation/Limited         18.9%
------------------------------------
U.S. Guaranteed                14.2%
------------------------------------
Health Care                    13.6%
------------------------------------
Education and Civic
   Organizations               10.2%
------------------------------------
Transportation                  6.4%
------------------------------------
Other                          14.5%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable- Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0224 per share.

NXN
Performance
OVERVIEW

Nuveen New York Select Tax-Free Income Portfolio

                as of September 30, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed     74%
AA                      18%
A                        2%
BBB                      5%
BB or Lower              1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Oct                            0.051
Nov                            0.051
Dec                            0.051
Jan                            0.051
Feb                            0.051
Mar                            0.051
Apr                            0.051
May                            0.051
Jun                            0.051
Jul                            0.051
Aug                            0.051
Sep                            0.051

Line Chart:
10/01/06                      13.6
                              13.6399
                              13.66
                              13.55
                              13.78
                              13.72
                              13.81
                              13.7
                              13.82
                              13.67
                              13.64
                              13.54
                              13.68
                              13.7
                              14.01
                              13.7
                              13.73
                              14.18
                              14.04
                              14.02
                              13.94
                              13.72
                              14.15
                              14.25
                              14.19
                              14.03
                              14.15
                              14.11
                              14.07
                              13.77
                              13.96
                              13.8
                              14
                              13.97
                              14
                              13.92
                              13.9
                              13.22
                              13.37
                              13.34
                              13.45
                              13.3
                              13.33
                              13.36
                              13.3
                              13.22
                              13.05
                              13.47
                              13.46
                              13.42
                              13.38
                              13.23
9/30/07                       13.2

FUND SNAPSHOT
------------------------------------
Share Price                    13.20
------------------------------------
Net Asset Value                14.13
------------------------------------
Premium/(Discount) to NAV     -6.58%
------------------------------------
Market Yield                   4.64%
------------------------------------
Taxable-Equivalent Yield1      6.92%
------------------------------------
Net Assets ($000)            $55,207
------------------------------------
Average Effective
Maturity on Securities (Years) 15.99
------------------------------------
Modified Duration               5.27
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-month
(Cumulative)   -4.59%         1.11%
------------------------------------
1-Year          1.74%         2.90%
------------------------------------
5-Year          3.98%         4.14%
------------------------------------
10-Year         4.29%         4.74%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         16.5%
------------------------------------
Health Care                    14.8%
------------------------------------
Water and Sewer                12.4%
------------------------------------
Long-Term Care                 11.6%
------------------------------------
Education and Civic
   Organizations               10.6%
------------------------------------
Housing/Single Family           8.3%
------------------------------------
U.S. Guaranteed                 7.8%
------------------------------------
Tax Obligation/General          6.0%
------------------------------------
Other                          12.0%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable- Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0364 per share.

NXP
NXQ
NXR
NXC
NXN

Shareholder Meeting Report

The meeting was held on July 31, 2007, at The Northern Trust Company, 50 South LaSallle Street, Chicago, Illinois 60675

                                                                    NXP           NXQ             NXR           NXC            NXN
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:

CLASS I
Timothy R. Schwertfeger
      For                                                       15,032,111    16,033,306     11,738,110      5,783,493     3,644,473
      Withhold                                                     153,152       283,573        144,074         49,318        59,112
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                     15,185,263    16,316,879     11,882,184      5,832,811     3,703,585
====================================================================================================================================
Judith M. Stockdale
      For                                                       15,031,835    16,035,484     11,730,719      5,788,788     3,642,973
      Withhold                                                     153,428       281,395        151,465         44,023        60,612
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                     15,185,263    16,316,879     11,882,184      5,832,811     3,703,585
====================================================================================================================================
Carole E. Stone
      For                                                       15,023,143    16,035,417     11,734,154      5,786,230     3,643,673
      Withhold                                                     162,120       281,462        148,030         46,581        59,912
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                     15,185,263    16,316,879     11,882,184      5,832,811     3,703,585
====================================================================================================================================

                        NXP
                        Nuveen Select Tax-Free Income Portfolio
                        Portfolio of INVESTMENTS

                                                              September 30, 2007
                                                              (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS - 98.6%


                ALASKA - 1.1%

$       2,475   Alaska Municipal Bond Bank Authority, General Obligation Bonds,      12/13 at 100.00         AAA     $    2,638,474
                 Series 2003E, 5.250%, 12/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.3%

        5,915   Arkansas Development Finance Authority, Tobacco Settlement              No Opt. Call         Aaa            811,242
                 Revenue Bonds, Arkansas Cancer Research Center Project,
                 Series 2006, 0.000%, 7/01/46 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 4.9%

        2,000   Alameda Corridor Transportation Authority, California, Subordinate   10/17 at 100.00         AAA          1,663,660
                 Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 -
                 AMBAC Insured

        3,325   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00          A1          3,674,690
                 Bonds, Series 2002A, 6.000%, 5/01/14

          200   Contra Costa County, California, Certificates of Participation       11/07 at 102.00         AAA            204,300
                 Refunding, Merrithew Memorial Hospital Replacement,
                 Series 1997, 5.375%, 11/01/17 (Pre-refunded 11/01/07) -
                 MBIA Insured

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          3,480,120
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        1,130   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          1,152,329
                 Waterworks Revenue Refunding Bonds, Series 2001A,
                 5.125%, 7/01/41 - FGIC Insured

          365   Los Angeles, California, Parking System Revenue Bonds,                5/09 at 101.00         AAA            376,008
                 Series 1999A, 5.250%, 5/01/29 - AMBAC Insured

          750   Tobacco Securitization Authority of Northern California,              6/15 at 100.00         BBB            689,483
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.500%, 6/01/45

        1,150   Woodside Elementary School District, San Mateo County,                  No Opt. Call         AAA            382,755
                 California, General Obligation Bonds, Series 2007,
                 0.000%, 10/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,920   Total California                                                                                         11,623,345
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 12.0%

        1,700   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (3)          1,815,209
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)

          690   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (3)            743,309
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22
                 (Pre-refunded 3/01/12)

          610   Colorado Water Resources and Power Development Authority,            11/10 at 100.00         Aaa            650,474
                 Small Water Resources Revenue Bonds, Series 2000A,
                 5.800%, 11/01/20 (Pre-refunded 11/01/10) - FGIC Insured

          390   Colorado Water Resources and Power Development Authority,            11/10 at 100.00         AAA            414,114
                 Small Water Resources Revenue Bonds, Series 2000A,
                 5.800%, 11/01/20 - FGIC Insured

       10,750   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+         11,822,094
                 Bonds, Series 1991D, 7.750%, 11/15/13
                 (Alternative Minimum Tax)

        5,000   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA          5,241,250
                 Refunding Bonds, Series 2001A, 5.625%, 11/15/17 -
                 FGIC Insured (Alternative Minimum Tax)

        3,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         Aaa          3,224,520
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/23 (Pre-refunded 12/01/13) - XLCA Insured


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       5,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/10 at 31.42         AAA     $    1,409,200
                 Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) -
                 MBIA Insured

        3,160   Northwest Parkway Public Highway Authority, Colorado, Revenue         6/11 at 102.00         AAA          3,404,331
                 Bonds, Senior Series 2001A, 5.500%, 6/15/20 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       30,300   Total Colorado                                                                                           28,724,501
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.5%

        1,000   District of Columbia, Hospital Revenue Refunding Bonds,               2/08 at 101.00         AAA          1,011,660
                 Medlantic Healthcare Group, Series 1996A, 5.750%, 8/15/16 -
                 MBIA Insured (ETM)

           60   District of Columbia, Revenue Bonds, Catholic University of          10/09 at 101.00         AAA             62,512
                 America, Series 1999, 5.625%, 10/01/29 - AMBAC Insured

          205   District of Columbia, Revenue Bonds, Catholic University of          10/09 at 101.00         Aaa            215,268
                 America, Series 1999, 5.625%, 10/01/29 (Pre-refunded
                 10/01/09) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,265   Total District of Columbia                                                                                1,289,440
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 4.4%

       10,000   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2         10,449,800
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.6%

        1,330   Hawaii, Certificates of Participation, Kapolei State Office Building, 11/08 at 101.00        AAA          1,362,652
                 Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 14.2%

        1,965   Board of Trustees of Southern Illinois University, Housing and          No Opt. Call         AAA          1,126,613
                 Auxiliary Facilities System Revenue Bonds, Series 1999A,
                 0.000%, 4/01/20 - MBIA Insured

                Chicago Heights, Illinois, General Obligation Corporate Purpose
                Bonds, Series 1993:
        3,820    5.650%, 12/01/15 - FGIC Insured                                     12/08 at 100.00         AAA          3,909,541
        2,600    5.650%, 12/01/17 - FGIC Insured                                     12/08 at 100.00         AAA          2,661,542

          195   DuPage County Community School District 200, Wheaton, Illinois,      11/13 at 100.00         Aaa            208,872
                 General Obligation Bonds,Series 2003B, 5.250%, 11/01/20 -
                 FSA Insured

          805   DuPage County Community School District 200, Wheaton, Illinois,      11/13 at 100.00         Aaa            876,822
                 General Obligation Bonds, Series 2003B, 5.250%, 11/01/20
                 (Pre-refunded 11/01/13) - FSA Insured

        1,000   Illinois Educational Facilities Authority, Revenue Bonds,             5/08 at 101.00           A          1,014,220
                 Midwestern University, Series 1998B, 5.500%, 5/15/18 -
                 ACA Insured

          600   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00         Aaa            665,652
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.000%, 5/01/22
                 (Pre-refunded 5/01/12)

        4,000   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00         AA+          4,210,280
                 Memorial Hospital, Series 2004A, 5.500%, 8/15/43

          705   Illinois Finance Authority, Revenue Bonds, University of Chicago,     7/17 at 100.00         Aa1            717,577
                 Series 2007, Trust 73TP, 6.737%, 7/01/46 (IF)

        1,320   Illinois Health Facilities Authority, Revenue Bonds, Decatur         10/11 at 100.00           A          1,383,056
                 Memorial Hospital, Series 2001, 5.600%, 10/01/16

        2,700   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/12 at 100.00          A-          2,888,811
                 Hospital, Series 2002A, 6.000%, 7/01/17


                                       15

NXP
Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       2,275   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/13 at 100.00          A2     $    2,476,588
                 Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17

          595   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call      A1 (3)            605,008
                 Evangelical Hospitals Corporation, Series 1992B,
                 6.500%, 4/15/09 (ETM)

        3,125   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          2,083,906
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 0.000%, 6/15/17 - FGIC Insured

          810   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA            275,789
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 0.000%, 6/15/30 - MBIA Insured

        5,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          5,226,850
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AAA          1,360,359
                 5.250%, 12/01/34 - FGIC Insured

                Yorkville, Illinois, General Obligation Debt Certificates, Series 2003:
        1,000    5.000%, 12/15/19 (Pre-refunded 12/15/11) - RAAI Insured             12/11 at 100.00      AA (3)          1,056,440
        1,000    5.000%, 12/15/20 (Pre-refunded 12/15/11) - RAAI Insured             12/11 at 100.00      AA (3)          1,056,440

------------------------------------------------------------------------------------------------------------------------------------
       34,815   Total Illinois                                                                                           33,804,366
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 8.3%

        5,000   Duneland School Building Corporation, Indiana, First Mortgage         2/09 at 101.00         AAA          5,134,800
                 Refunding Bonds, Series 1999, 5.125%, 2/01/18 - MBIA Insured

        1,000   Franklin Community Multi-School Building Corporation, Marion          7/14 at 100.00         AAA          1,039,920
                 County, Indiana, First Mortgage Revenue Bonds, Series 2004,
                 5.000%, 7/15/22 - FGIC Insured

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          2,272,680
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        9,855   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA         10,521,888
                 Waterworks Project, Series 2002A, 5.125%, 7/01/21
                 (Pre-refunded 7/01/12) - MBIA Insured

          750   West Clark 2000 School Building Corporation, Clark County,            1/15 at 100.00         AAA            781,823
                 Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,605   Total Indiana                                                                                            19,751,111
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.5%

          500   Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial           7/16 at 100.00          A3            486,395
                 Hospital, Series 2006, 4.875%, 7/01/36

          750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00         AAA            785,138
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,250   Total Kansas                                                                                              1,271,533
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.5%

        1,100   Jefferson County, Kentucky, Health System Revenue Bonds,             10/08 at 101.00         AAA          1,124,728
                 Alliant Health System Inc., Series 1998, 5.125%, 10/01/18 -
                 MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 0.4%

        1,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         BBB            988,580
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.8%

           20   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00          AA             21,678
                 Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                 6.000%, 7/01/17

          480   Massachusetts Health and Educational Facilities Authority, R          7/11 at 101.00     Aa2 (3)            525,298
                 Revenue Bonds, Partners HealthCare System Inc.,
                 Series 2001C, 6.000%, 7/01/17 (Pre-refunded 7/01/11)

        1,055   Massachusetts Turnpike Authority, Metropolitan Highway System         1/08 at 101.00         AAA          1,060,475
                 Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 -
                 MBIA Insured


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$         410   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA     $      413,231
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,965   Total Massachusetts                                                                                       2,020,682
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 1.7%

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-            981,960
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.125%, 8/15/18

        2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00         Aa2          3,005,647
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30

------------------------------------------------------------------------------------------------------------------------------------
        3,900   Total Michigan                                                                                            3,987,607
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.1%

          285   Minnesota Housing Finance Agency, Single Family Mortgage              7/08 at 101.00         AA+            286,605
                 Revenue Bonds, Series 1995A, 5.200%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 1.6%

        3,600   Calhoun County, Mississippi, Solid Waste Disposal Revenue            10/07 at 103.00         BBB          3,712,680
                 Bonds, Weyerhauser Company Project, Series 1992,
                 6.875%, 4/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.7%

        5,000   Kansas City Municipal Assistance Corporation, Missouri,                 No Opt. Call         AAA          1,719,700
                 Leasehold Revenue Bonds, Series 2004B-1,
                 0.000%, 4/15/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 6.8%

        2,500   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          2,605,100
                 Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 AMBAC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        2,360    0.000%, 1/01/21 - AMBAC Insured                                        No Opt. Call         AAA          1,284,666
        3,500    0.000%, 1/01/22 - AMBAC Insured                                        No Opt. Call         AAA          1,809,710
        6,025    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA          6,189,965

        1,515   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,         6/12 at 100.00         AAA          1,613,596
                 5.500%, 6/01/21 - FGIC Insured

        2,555   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,         6/12 at 100.00         AAA          2,766,017
                 5.500%, 6/01/21 (Pre-refunded 6/01/12) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,455   Total Nevada                                                                                             16,269,054
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 0.2%

          415   New Hampshire Housing Finance Authority, Single Family                5/11 at 100.00         Aa2            420,881
                 Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 2.2%

        2,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/13 at 100.00         Ba1          2,460,975
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
        1,580    5.750%, 6/01/32 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          1,698,484
        1,000    6.000%, 6/01/37 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          1,101,230

------------------------------------------------------------------------------------------------------------------------------------
        5,080   Total New Jersey                                                                                          5,260,689
------------------------------------------------------------------------------------------------------------------------------------


                                       17

NXP
Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW MEXICO - 2.1%

$       1,000   New Mexico Mortgage Finance Authority, Multifamily Housing            9/17 at 100.00         AAA     $    1,004,950
                 Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                 (Alternative Minimum Tax)

        4,000   University of New Mexico, FHA-Insured Mortgage Hospital               7/14 at 100.00         AAA          4,026,760
                 Revenue Bonds, Series 2004, 4.625%, 7/01/25 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total New Mexico                                                                                          5,031,710
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 1.3%

        1,000   Dormitory Authority of the State of New York, FHA-Insured             2/14 at 100.00         AAA          1,033,470
                 Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                 5.050%, 2/15/25

        1,215   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          1,283,635
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17

          385   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00    Baa1 (3)            418,645
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17 (Pre-refunded 7/01/10)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
          145    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA            148,051
          305    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA            311,417

------------------------------------------------------------------------------------------------------------------------------------
        3,050   Total New York                                                                                            3,195,218
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.4%

          500   Appalachian State University, North Carolina, Utilities System        5/08 at 102.00         AAA            513,000
                 Revenue Refunding Bonds, Series 1998, 5.000%, 5/15/24 -
                 MBIA Insured

        2,195   North Carolina Eastern Municipal Power Agency, Power System          11/07 at 100.00        Baa1          2,196,515
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/21

          500   Raleigh Durham Airport Authority, North Carolina, Airport Revenue     5/11 at 101.00         Aaa            528,820
                 Bonds, Series 2001A, 5.250%, 11/01/17 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,195   Total North Carolina                                                                                      3,238,335
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 0.2%

          300   Lebanon, Ohio, Electric System Mortgage Revenue Bonds,               12/10 at 101.00         AAA            320,319
                 Series 2001, 5.500%, 12/01/17 (Pre-refunded 12/01/10) -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 2.1%

        1,000   Norman Regional Hospital Authority, Oklahoma, Hospital Revenue        9/16 at 100.00         BBB          1,005,940
                 Bonds, Series 2005, 5.375%, 9/01/36

        4,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00         AA-          4,061,960
                 St. John Health System, Series 2004, 5.000%, 2/15/24

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Oklahoma                                                                                            5,067,900
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 0.8%

          500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/13 at 100.00        BBB+            510,980
                 Bonds, Widener University, Series 2003, 5.250%, 7/15/24

          700   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA            764,162
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

          520   Pennsylvania, General Obligation Bonds, Second Series 2001,           9/11 at 101.00         AAA            552,266
                 5.000%, 9/15/20 (Pre-refunded 9/15/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,720   Total Pennsylvania                                                                                        1,827,408
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 7.6%

        1,000   Dorchester County School District 2, South Carolina,                 12/14 at 100.00           A          1,039,270
                 Installment Purchase Revenue Bonds, GROWTH,
                 Series 2004, 5.250%, 12/01/20

       10,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00     AA- (3)         11,150,500
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                 (Pre-refunded 12/01/12)


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

$       1,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00      A+ (3)     $    1,686,135
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)

        2,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          2,578,900
                 Economic Development Revenue Bonds, Bon Secours Health
                 System Inc., Series 2002A, 5.625%, 11/15/30

        1,720   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          1,768,814
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
       16,720   Total South Carolina                                                                                     18,223,619
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 9.2%

        5,000   Brazos River Harbor Navigation District, Brazoria County,             5/12 at 101.00          A-          5,255,800
                 Texas, Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Mandatory put 5/15/17) (Alternative Minimum Tax)

        1,000   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue      12/11 at 100.00         AAA          1,055,560
                 Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                 AMBAC Insured

        6,150   Dallas Independent School District, Dallas County, Texas,             2/12 at 100.00         AAA          6,495,015
                 General Obligation Refunding Bonds, Series 2002,
                 5.250%, 2/15/20

          360   Dallas-Fort Worth International Airport Public Facility               1/09 at 100.00         AAA            367,859
                 Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001,
                 5.500%, 1/15/20 - FSA Insured

        2,300   Harris County Health Facilities Development Corporation, Texas,      11/13 at 100.00         AAA          2,345,471
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                 5.000%, 11/15/30 - MBIA Insured

        2,250   Harris County-Houston Sports Authority, Texas, Senior Lien            11/30 at 61.17         AAA            426,443
                 Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38 -
                 MBIA Insured

           45   Irving Independent School District, Dallas County, Texas, General     2/12 at 100.00         AAA             45,536
                 Obligation Refunding Bonds, Series 2002A, 5.000%, 2/15/31

        3,455   Irving Independent School District, Dallas County, Texas, General     2/12 at 100.00         Aaa          3,652,868
                 Obligation Refunding Bonds, Series 2002A, 5.000%, 2/15/31
                 (Pre-refunded 2/15/12)

          465   San Antonio, Texas, Water System Revenue Refunding Bonds,             5/12 at 100.00         AAA            512,709
                 Series 1992, 6.000%, 5/15/16 (Pre-refunded 5/15/12) -
                 MBIA Insured

        1,750   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,757,595
                 Program, Series 2003A, 5.125%, 8/01/42 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
      22,775   Total Texas                                                                                              21,914,856
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.3%

          775   Utah State Building Ownership Authority, Lease Revenue Bonds,        11/11 at 100.00         AA+            812,409
                 State Facilities Master Lease Program, Series 2001B,
                 5.250%, 5/15/24
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 9.6%

          250   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA            268,775
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.500%, 7/01/17 - MBIA Insured

        5,700   Snohomish County Public Utility District 1, Washington, Generation      No Opt. Call         Aaa          6,059,385
                 System Revenue Bonds, Series 1989, 6.750%, 1/01/12 (ETM)

        3,000   Washington State Healthcare Facilities Authority, Revenue Bonds,     12/07 at 101.00         AAA          3,037,230
                 Catholic Health Initiatives, Series 1997A, 5.125%, 12/01/17
                 (Pre-refunded 12/01/07) - MBIA Insured

        9,750   Washington State Healthcare Facilities Authority, Revenue Bonds,     10/11 at 100.00         AAA         10,117,770
                 Sisters of Providence Health System, Series 2001A,
                 5.125%, 10/01/17 - MBIA Insured

        2,360   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          2,478,755
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

        2,115   Washington State, Motor Vehicle Fuel Tax General Obligation             No Opt. Call         AAA            820,324
                 Bonds, Series 2003F, 0.000%, 12/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      23,175   Total Washington                                                                                         22,782,239
------------------------------------------------------------------------------------------------------------------------------------


                                       19

NXP
Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WEST VIRGINIA - 0.6%

$       1,365   Marshall County, West Virginia, Special Obligation Refunding            No Opt. Call         AAA     $    1,432,240
                 Bonds, Series 1992, 6.500%, 5/15/10 (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 1.6%

          220   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB            227,638
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00          A-          1,038,710
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.500%, 8/15/17

        2,500   Wisconsin, General Obligation Refunding Bonds, Series 2003-3,        11/13 at 100.00         AA-          2,582,675
                 5.000%, 11/01/26

------------------------------------------------------------------------------------------------------------------------------------
        3,720   Total Wisconsin                                                                                           3,849,023
------------------------------------------------------------------------------------------------------------------------------------
$     245,470   Total Municipal Bonds (cost $223,836,462)                                                               235,212,946
=============-----------------------------------------------------------------------------------------------------------------------


       SHARES   DESCRIPTION                                                                                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COMMON STOCKS - 0.0%


                AIRLINES - 0.0%

          617   UAL Corporation, (4) (5)                                                                              $      28,709
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $0)                                                                                28,709
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $ 223,836,462) - 98.6%                                                          235,241,655
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                      3,259,800
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 238,501,455
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (2) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Services, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (4)  Non-income producing.

               (5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 1,901 and 617 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated 1,901 shares of such UAL common stock holdings on November 15, 2006. The remaining 617 shares of UAL common stock were still held by the Fund at September 30, 2007.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                        NXQ
                        Nuveen Select Tax-Free Income Portfolio 2
                        Portfolio of INVESTMENTS
                                                              September 30, 2007
                                                              (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MUNICIPAL BONDS - 98.8%


                ARKANSAS - 1.7%

$       1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding and          10/11 at 100.00         AAA     $    1,042,520
                 Construction Bonds, Series 2002A, 5.000%, 10/01/19 -
                 FSA Insured

        1,205   Sebastian County Health Facilities Board, Arkansas, Hospital         11/11 at 101.00        Baa2          1,226,184
                 Revenue Improvement Bonds, Sparks Regional Medical
                 Center, Series 2001A, 5.250%, 11/01/21

        2,000   University of Arkansas, Fayetteville, Various Facilities Revenue     12/12 at 100.00         Aaa          2,050,960
                 Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,205   Total Arkansas                                                                                            4,319,664
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 6.7%

        1,000   Alameda Corridor Transportation Authority, California, Subordinate   10/17 at 100.00         AAA            831,830
                 Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 -
                 AMBAC Insured

        3,325   California Department of Water Resources, Power Supply                5/12 at 101.00          A1          3,674,690
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

          500   California State Public Works Board, Lease Revenue Refunding         12/08 at 101.00           A            512,180
                 Bonds, Community Colleges Projects, Series 1998A,
                 5.250%, 12/01/16

        2,000   California State Public Works Board, Lease Revenue Refunding            No Opt. Call         Aa2          2,178,880
                 Bonds, Various University of California Projects, Series 1993A,
                 5.500%, 6/01/14

          190   California, General Obligation Bonds, Series 1997,                   10/07 at 101.00         AAA            192,077
                 5.000%, 10/01/18 - AMBAC Insured

        2,500   California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31    3/16 at 100.00          A+          2,547,225

          500   Contra Costa County, California, Certificates of Participation       11/07 at 102.00         AAA            510,750
                 Refunding, Merrithew Memorial Hospital Replacement,
                 Series 1997, 5.375%, 11/01/17 (Pre-refunded 11/01/07) -
                 MBIA Insured

        1,000   Golden State Tobacco Securitization Corporation, California,          6/17 at 100.00         BBB            862,050
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.125%, 6/01/47

        3,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          3,712,128
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        1,195   Palmdale Elementary School District, Los Angeles County,                No Opt. Call         AAA            450,133
                 California, General Obligation Bonds, Series 2003,
                 0.000%, 8/01/28 - FSA Insured

        1,750   Tobacco Securitization Authority of Northern California,              6/15 at 100.00         BBB          1,608,793
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.500%, 6/01/45

------------------------------------------------------------------------------------------------------------------------------------
       17,160   Total California                                                                                         17,080,736
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 9.5%

        1,700   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (3)          1,815,209
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)

        1,300   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (3)          1,400,438
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22
                 (Pre-refunded 3/01/12)

        3,185   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+          3,502,640
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        5,000   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA          5,241,250
                 Refunding Bonds, Series 2001A, 5.625%, 11/15/17 -
                 FGIC Insured (Alternative Minimum Tax)


                                       21

NXQ
Nuveen Select Tax-Free Income Portfolio 2 (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO (continued)

$       1,555   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA     $    1,649,000
                 Refunding Bonds, Series 2001, 5.500%, 11/15/16 -
                 FGIC Insured

        3,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         Aaa          3,224,520
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/23 (Pre-refunded 12/01/13) - XLCA Insured

        2,000   Denver Convention Center Hotel Authority, Colorado, Senior           11/16 at 100.00         AAA          1,964,800
                 Revenue Bonds, Convention Center Hotel, Series 2006,
                 4.750%, 12/01/35 - XLCA Insured

        5,100   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          2,338,656
                 Bonds, Series 2000B, 0.000%, 9/01/24 - MBIA Insured

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          1,409,200
                 Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) -
                 MBIA Insured

          250   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA            258,865
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 -
                 FSA Insured

        1,100   University of Colorado Hospital Authority, Revenue Bonds,            11/11 at 100.00    Baa1 (3)          1,180,850
                 Series 2001A, 5.600%, 11/15/31 (Pre-refunded 11/15/11)

------------------------------------------------------------------------------------------------------------------------------------
       29,190   Total Colorado                                                                                           23,985,428
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.4%

          500   District of Columbia, Hospital Revenue Refunding Bonds,               2/08 at 101.00         AAA            505,830
                 Medlantic Healthcare Group, Series 1996A, 5.750%, 8/15/16 -
                 MBIA Insured (ETM)

          500   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA            512,420
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.000%, 10/01/21 (Pre-refunded 10/01/08) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,000   Total District of Columbia                                                                                1,018,250
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 2.3%

        1,000   Hillsborough County Industrial Development Authority, Florida,       10/16 at 100.00          A3          1,004,980
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

        1,500   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding      10/12 at 100.00         AAA          1,576,155
                 and Improvement Bonds, Series 2002, 5.000%, 10/01/21 -
                 FGIC Insured

        2,500   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,          4/15 at 100.00         AAA          2,544,925
                 5.000%, 10/01/41 - FSA Insured

          625   Miami-Dade County Expressway Authority, Florida, Toll System          7/11 at 101.00         Aaa            651,025
                 Revenue Refunding Bonds, Series 2001, 5.125%, 7/01/29 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,625   Total Florida                                                                                             5,777,085
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.4%

        1,100   Hawaii, Certificates of Participation, Kapolei State Office Building, 11/08 at 101.00        AAA          1,127,005
                 Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 13.1%

          630   Chicago Metropolitan Housing Development Corporation, Illinois,       1/08 at 100.00          AA            631,071
                 FHA-Insured Section 8 Assisted Housing Development Revenue
                 Refunding Bonds, Series 1992, 6.800%, 7/01/17

          590   Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A,        7/13 at 100.00         AAA            603,723
                 5.000%, 1/01/33 - AMBAC Insured

        1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds,          1/16 at 100.00         AAA          1,711,936
                 O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                 FGIC Insured

          250   Illinois Development Finance Authority, Economic Development          8/08 at 100.00    Baa2 (3)            253,390
                 Revenue Bonds, Latin School of Chicago, Series 1998,
                 5.200%, 8/01/11 (Pre-refunded 8/01/08)

          600   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00         Aaa            665,652
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.000%, 5/01/22
                 (Pre-refunded 5/01/12)

          705   Illinois Finance Authority, Revenue Bonds, University of Chicago,     7/17 at 100.00         Aa1            717,577
                 Series 2007, Residual 73TP, 6.737%, 7/01/46 (IF)


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$       2,185   Illinois Finance Authority, Revenue Bonds, YMCA of Southwest          9/15 at 100.00          AA     $    2,154,913
                 Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured

        2,255   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/12 at 100.00          A-          2,413,684
                 Hospital, Series 2002A, 6.250%, 7/01/22

        1,055   Illinois Health Facilities Authority, Revenue Bonds, Loyola           7/11 at 100.00    Baa2 (3)          1,144,897
                 University Health System, Series 2001A, 6.125%, 7/01/31
                 (Pre-refunded 7/01/11)

        1,000   Illinois Housing Development Authority, Housing Finance Bonds,        1/15 at 100.00         AAA            995,110
                 Series 2005E, 4.750%, 7/01/30 - FGIC Insured

        5,700   Illinois, Sales Tax Revenue Bonds, First Series 2002,                 6/13 at 100.00         AAA          5,947,380
                 5.000%, 6/15/22

           45   Metropolitan Pier and Exposition Authority, Illinois, Revenue        12/07 at 100.00          A1             45,084
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 6.500%, 6/15/22

        7,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          7,317,590
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        5,045   Sauk Village, Illinois, General Obligation Alternate Revenue         12/12 at 100.00          AA          5,074,362
                 Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 -
                 RAAI Insured

                Sauk Village, Illinois, General Obligation Alternate Revenue Source
                Bonds, Tax Increment, Series 2002B:
        1,060    0.000%, 12/01/17 - RAAI Insured                                        No Opt. Call          AA            656,204
        1,135    0.000%, 12/01/18 - RAAI Insured                                        No Opt. Call          AA            664,463

        1,100   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AAA          1,151,073
                 5.250%, 12/01/34 - FGIC Insured

        1,000   Yorkville, Illinois, General Obligation Debt Certificates,           12/11 at 100.00      AA (3)          1,056,440
                 Series 2003, 5.000%, 12/15/21 (Pre-refunded 12/15/11) -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       33,020   Total Illinois                                                                                           33,204,549
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.1%

        1,000   Franklin Community Multi-School Building Corporation,                 7/14 at 100.00         AAA          1,039,920
                 Marion County, Indiana, First Mortgage Revenue Bonds,
                 Series 2004, 5.000%, 7/15/22 - FGIC Insured

          985   Indiana Housing Finance Authority, Single Family Mortgage             7/11 at 100.00         Aaa            998,583
                 Revenue Bonds, Series 2002C-2, 5.250%, 7/01/23
                 (Alternative Minimum Tax)

        4,380   Indiana Municipal Power Agency, Power Supply System Revenue           1/12 at 100.00         AAA          4,592,780
                 Bonds, Series 2002A, 5.125%, 1/01/21 - AMBAC Insured

          355   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/08 at 101.00         AAA            350,768
                 Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                 MBIA Insured

          750   West Clark 2000 School Building Corporation, Clark County,            1/15 at 100.00         AAA            781,823
                  Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,470   Total Indiana                                                                                             7,763,874
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 2.3%

        1,000   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed               6/17 at 100.00         BBB            935,870
                 Revenue Bonds, Series 2005B, 0.000%, 6/01/34

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        1,000    5.300%, 6/01/25 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          1,057,710
        3,500    5.600%, 6/01/35 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          3,768,835

------------------------------------------------------------------------------------------------------------------------------------
        5,500   Total Iowa                                                                                                5,762,415
------------------------------------------------------------------------------------------------------------------------------------


                                       23

NXQ
Nuveen Select Tax-Free Income Portfolio 2 (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                KANSAS - 0.7%

$         795   Lawrence, Kansas, Hospital Revenue Bonds, Lawrence                    7/16 at 100.00          A3     $      773,368
                 Memorial Hospital, Series 2006, 4.875%, 7/01/36

        1,000   Salina, Kansas, Hospital Revenue Bonds, Salina Regional               4/13 at 100.00          A1            939,690
                 Medical Center, Series 2006, %, 10/01/26

------------------------------------------------------------------------------------------------------------------------------------
        1,795   Total Kansas                                                                                              1,713,058
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.1%

        2,125   Louisiana Public Facilities Authority, Revenue Bonds, Baton           7/14 at 100.00         AAA          2,218,734
                 Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                 MBIA Insured

        3,000   Louisiana Public Facilities Authority, Revenue Bonds, Tulane          7/12 at 100.00         AAA          3,198,930
                 University, Series 2002A, 5.125%, 7/01/27 (Pre-refunded
                 7/01/12) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,125   Total Louisiana                                                                                           5,417,664
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 3.2%

        3,000   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+          3,146,490
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 6.250%, 10/01/31

        2,565   Massachusetts Turnpike Authority, Metropolitan Highway                1/08 at 101.00         AAA          2,578,312
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

        1,270   Massachusetts Water Resources Authority, General Revenue                No Opt. Call         Aaa          1,377,671
                 Bonds, Series 1993C, 5.250%, 12/01/15 - MBIA Insured (ETM)

          820   Massachusetts Water Resources Authority, General Revenue                No Opt. Call         AAA            886,961
                 Bonds, Series 1993C, 5.250%, 12/01/15 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,655   Total Massachusetts                                                                                       7,989,434
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 2.0%

        2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00         Aa2          3,005,647
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30

        2,000   Plymouth-Canton Community School District, Wayne and                  5/09 at 100.00         AA-          2,027,320
                 Washtenaw Counties, Michigan, Unlimited Tax General
                 Obligation School Building and Site Bonds, Series 1999,
                 4.750%, 5/01/18

------------------------------------------------------------------------------------------------------------------------------------
        4,900   Total Michigan                                                                                            5,032,967
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.6%

        1,500   Minnesota Housing Finance Agency, Residential Housing Finance         7/16 at 100.00         AA+          1,437,270
                 Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 7.4%

        1,500   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA          1,589,880
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.300%, 6/01/19 (Pre-refunded 6/01/11) - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        4,595    0.000%, 1/01/22 - AMBAC Insured                                        No Opt. Call         AAA          2,375,891
       13,250    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         13,612,784

        1,100   Nevada, General Obligation Refunding Bonds, Municipal Bond            5/08 at 100.00         AAA          1,107,799
                 Bank Projects 65 and R-6, Series 1998, 5.000%, 5/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,445   Total Nevada                                                                                             18,686,354
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 1.9%

        2,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/13 at 100.00         Ba1          2,460,975
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW JERSEY (continued)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
$       1,000    6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA     $    1,136,010
        1,010    6.250%, 6/01/43 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,140,957

------------------------------------------------------------------------------------------------------------------------------------
        4,510   Total New Jersey                                                                                          4,737,942
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 2.9%

        1,000   New Mexico Mortgage Finance Authority, Multifamily Housing            9/17 at 100.00         AAA          1,004,950
                 Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                 (Alternative Minimum Tax)

                University of New Mexico, FHA-Insured Mortgage Hospital Revenue
                Bonds, Series 2004:
          555    4.625%, 1/01/25 - FSA Insured                                        7/14 at 100.00         AAA            558,713
          660    4.625%, 7/01/25 - FSA Insured                                        7/14 at 100.00         AAA            664,415
        2,000    4.750%, 7/01/27 - FSA Insured                                        7/14 at 100.00         AAA          2,025,820
        3,000    4.750%, 1/01/28 - FSA Insured                                        7/14 at 100.00         AAA          3,031,770

------------------------------------------------------------------------------------------------------------------------------------
        7,215   Total New Mexico                                                                                          7,285,668
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 4.8%

        2,045   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          2,160,522
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17

          655   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00    Baa1 (3)            712,240
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17 (Pre-refunded 7/01/10)

        2,000   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA          2,059,020
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/36 - FSA Insured

        1,700   New York Dorm Authority, FHA Insured Mortgage Hospital                8/16 at 100.00         AAA          1,657,211
                 Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35 -
                 FHA Insured (UB)

        3,000   New York State Tobacco Settlement Financing Corporation,              6/11 at 100.00         AA-          3,166,380
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16

        2,440   Triborough Bridge and Tunnel Authority, New York, Convention            No Opt. Call         AA-          2,542,212
                 Center Bonds, Series 1990E, 7.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
       11,840   Total New York                                                                                           12,297,585
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 0.6%

        1,155   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00         AA-          1,164,009
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

          345   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00     Aa3 (3)            363,216
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31 (Pre-refunded 1/15/11)

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total North Carolina                                                                                      1,527,225
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.6%

        1,000   Norman Regional Hospital Authority, Oklahoma, Hospital                9/16 at 100.00         BBB          1,005,940
                 Revenue Bonds, Series 2005, 5.375%, 9/01/36

        3,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/17 at 100.00         AA-          3,003,180
                 Saint John Health System, Series 2007, 5.000%, 2/15/42 (UB)

------------------------------------------------------------------------------------------------------------------------------------
        4,000   Total Oklahoma                                                                                            4,009,120
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.6%

        1,020   Carlisle Area School District, Cumberland County, Pennsylvania,       9/09 at 100.00         Aaa          1,048,886
                 General Obligation Bonds, Series 2004A, 5.000%, 9/01/20
                 (Pre-refunded 9/01/09) - FGIC Insured

          545   Dauphin County General Authority, Pennsylvania, Health System         2/09 at 101.00         AAA            560,222
                 Revenue Bonds, Pinnacle Health System Project, Series 1999,
                 5.125%, 8/15/17 - MBIA Insured

          455   Dauphin County General Authority, Pennsylvania, Health System         2/09 at 101.00         AAA            469,232
                 Revenue Bonds, Pinnacle Health System Project, Series 1999,
                 5.125%, 8/15/17 (Pre-refunded 2/15/09) - MBIA Insured


                                       25

NXQ
Nuveen Select Tax-Free Income Portfolio 2 (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA (continued)

$       1,000   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA     $    1,049,510
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.500%, 7/01/17 - FGIC Insured
                 (Alternative Minimum Tax)

        3,250   Philadelphia School District, Pennsylvania, General Obligation        2/12 at 100.00         AAA          3,500,738
                 Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded
                 2/01/12) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,270   Total Pennsylvania                                                                                        6,628,588
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 1.2%

        3,000   Puerto Rico Housing Finance Authority, Capital Fund Program          12/13 at 100.00          AA          3,130,020
                 Revenue Bonds, Series 2003, 5.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 2.1%

        5,145   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          5,216,052
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.7%

          700   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A            727,489
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/20

          620   Florence, South Carolina, Water and Sewerage Revenue                  3/10 at 101.00         AAA            655,390
                 Bonds, Series 2000, 5.750%, 3/01/20 - AMBAC Insured

        4,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00     AA- (3)          4,460,200
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                 (Pre-refunded 12/01/12)

        2,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00      A+ (3)          2,810,225
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)

        2,435   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          2,579,590
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/21 - MBIA Insured

          170   Piedmont Municipal Power Agency, South Carolina, Electric             1/08 at 101.00         AAA            170,801
                 Revenue Refunding Bonds, Series 1998A, 4.750%, 1/01/25 -
                 MBIA Insured

          475   The College of Charleston, Charleston South Carolina,                 4/14 at 100.00         Aaa            492,319
                 Academic and Administrative Revenue Bonds, Series 2004B,
                 5.125%, 4/01/30 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,900   Total South Carolina                                                                                     11,896,014
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.4%

        1,000   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00         AA-          1,025,220
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.250%, 11/01/34
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 12.0%

        4,000   Brazos River Harbor Navigation District, Brazoria County, Texas,      5/12 at 101.00          A-          4,204,640
                 Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Mandatory put 5/15/17) (Alternative Minimum Tax)

        1,500   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00         AAA          1,529,610
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured

        1,000   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue      12/11 at 100.00         AAA          1,055,560
                 Bonds, Series 2001, 5.000%, 12/01/31
                 (Pre-refunded 12/01/11) - AMBAC Insured

        2,500   Harris County Health Facilities Development Corporation, Texas,         No Opt. Call         AAA          2,754,275
                 Hospital Revenue Bonds, Texas Children's Hospital,
                 Series 1995, 5.500%, 10/01/16 - MBIA Insured (ETM)

        3,000   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          3,059,310
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

        6,610   Harris County-Houston Sports Authority, Texas, Junior Lien            11/31 at 53.78         AAA          1,037,307
                 Revenue Bonds, Series 2001H, 0.000%, 11/15/41 -
                 MBIA Insured

        2,000   Houston, Texas, Subordinate Lien Airport System Revenue               7/12 at 100.00         AAA          2,101,820
                 Bonds, Series 2002A, 5.625%, 7/01/20 - FSA Insured
                 (Alternative Minimum Tax)


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       3,125   Katy Independent School District, Harris, Fort Bend and Waller        2/12 at 100.00         AAA     $    3,303,969
                 Counties, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/32 (Pre-refunded 2/15/12)

        1,400   Kerrville Health Facilities Development Corporation, Texas,             No Opt. Call        BBB-          1,377,054
                 Revenue Bonds, Sid Peterson Memorial Hospital Project,
                 Series 2005, 5.375%, 8/15/35

          220   Killeen Independent School District, Bell County, Texas, General      2/08 at 100.00         AAA            221,104
                 Obligation Bonds, Series 1998, 5.000%, 2/15/14

          780   Killeen Independent School District, Bell County, Texas, General      2/08 at 100.00         AAA            784,454
                 Obligation Bonds, Series 1998, 5.000%, 2/15/14
                 (Pre-refunded 2/15/08)

           90   Lewisville Independent School District, Denton County, Texas,         8/11 at 100.00         AAA             93,005
                 General Obligation Bonds, Series 2004, 5.000%, 8/15/23

          910   Lewisville Independent School District, Denton County, Texas,         8/11 at 100.00     N/R (3)            957,238
                 General Obligation Bonds, Series 2004, 5.000%, 8/15/23
                 (Pre-refunded 8/15/11)

        4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          4,937,150
                 System Revenue Refunding Bonds, Series 2002A,
                 5.500%, 10/01/17 - RAAI Insured

        1,000   San Antonio, Texas, Water System Revenue Bonds, Series 2005,          5/15 at 100.00         AAA          1,000,260
                 4.750%, 5/15/37 - MBIA Insured

          500   Texas Water Development Board, Senior Lien State Revolving            7/10 at 100.00         AAA            525,050
                 Fund Revenue Bonds, Series 2000A, 5.625%, 7/15/13

        1,560   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,566,770
                 Program, Series 2003A, 5.125%, 8/01/42
                  (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       34,945   Total Texas                                                                                              30,508,576
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.6%

        1,435   Salt Lake City and Sandy Metropolitan Water District, Utah,           7/14 at 100.00         Aaa          1,501,412
                 Water Revenue Bonds, Series 2004, 5.000%, 7/01/21 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                VERMONT - 2.6%

        2,895   Vermont Housing Finance Agency, Multifamily Housing Bonds,            2/09 at 100.00         AAA          2,950,468
                 Series 1999C, 5.800%, 8/15/16 - FSA Insured

        3,600   Vermont Industrial Development Authority, Revenue Refunding           3/08 at 100.00           A          3,607,920
                 Bonds, Stanley Works Inc., Series 1992, 6.750%, 9/01/10

------------------------------------------------------------------------------------------------------------------------------------
        6,495   Total Vermont                                                                                             6,558,388
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.2%

          510   Metropolitan District of Columbia Airprots Authority, Virginia,      10/08 at 101.00         AAA            514,386
                 Airport System Revenue Bonds, Series 1998B, 5.000%, 10/01/28 -
                 MBIA Insured (Alternative Minimum Tax)

          250   Norfolk, Virginia, Water Revenue Bonds, Series 1995,                 11/07 at 100.00         AAA            250,475
                 5.750%, 11/01/13 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
          760   Total Virginia                                                                                              764,861
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 3.5%

        2,000   Washington State Healthcare Facilities Authority, Revenue Bonds,     12/07 at 101.00         AAA          2,024,820
                 Catholic Health Initiatives, Series 1997A, 5.125%, 12/01/17
                 (Pre-refunded 12/01/07) - MBIA Insured

        6,715   Washington State Healthcare Facilities Authority, Revenue Bonds,     10/11 at 100.00         AAA          6,968,290
                 Sisters of Providence Health System, Series 2001A,
                 5.125%, 10/01/17 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,715   Total Washington                                                                                          8,993,110
------------------------------------------------------------------------------------------------------------------------------------


                                       27

NXQ
Nuveen Select Tax-Free Income Portfolio 2 (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 1.6%

$       1,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00          A-     $    1,035,180
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.500%, 8/15/18

        2,895   Wisconsin Housing and Economic Development Authority,                 3/12 at 100.00          AA          2,972,760
                 Home Ownership Revenue Bonds, Series 2002G, 4.850%, 9/01/17

------------------------------------------------------------------------------------------------------------------------------------
        3,895   Total Wisconsin                                                                                           4,007,940
------------------------------------------------------------------------------------------------------------------------------------
$     257,315   Total Municipal Bonds (cost $241,512,894)                                                               250,403,474
=============-----------------------------------------------------------------------------------------------------------------------


       SHARES     DESCRIPTION                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COMMON STOCKS - 0.0%


                AIRLINES - 0.0%

          592   UAL Corporation, (4) (5)                                                                              $      27,546
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $0)                                                                                27,546
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $241,512,894) - 98.8%                                                           250,431,020
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.2)%                                                                       (3,130,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      6,294,699
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 253,595,719
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (2) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (4)  Non-income producing.

               (5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 1,825 and 592 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated 1,825 shares of such UAL common stock holdings on November 15, 2006. The remaining 592 shares of UAL common stock were still held by the Fund at September 30, 2007.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        NXR
                        Nuveen Select Tax-Free Income Portfolio 3
                        Portfolio of INVESTMENTS

                                                              September 30, 2007
                                                              (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MUNICIPAL BONDS - 99.1%


                ALABAMA - 0.3%

$         500   Marshall County Healthcare Authority, Alabama, Revenue Bonds,         1/12 at 101.00          A-     $      534,450
                 Series 2002A, 6.250%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 6.9%

        2,105   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00         AAA          2,254,097
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/21 -
                 FSA Insured

        3,350   California Department of Water Resources, Power Supply                5/12 at 101.00          A1          3,702,320
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

        2,595   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          2,595,882
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

          445   Golden State Tobacco Securitization Corporation, California,          6/17 at 100.00         BBB            418,643
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 4.500%, 6/01/27

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          3,480,120
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

          250   Santa Ana Unified School District, Orange County, California,         8/10 at 101.00         AAA            264,538
                 General Obligation Bonds, Series 2000, 5.700%, 8/01/29 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,745   Total California                                                                                         12,715,600
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 6.8%

        1,540   Arkansas River Power Authority, Colorado, Power Revenue              10/16 at 100.00         AAA          1,610,255
                 Bonds, Series 2006, 5.250%, 10/01/40 - XLCA Insured

          400   Colorado Department of Transportation, Certificates of                6/14 at 100.00         AAA            409,240
                 Participation, Series 2004, 5.000%, 6/15/34 - MBIA Insured

        2,265   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (3)          2,418,499
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)

        1,735   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (3)          1,869,046
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22
                 (Pre-refunded 3/01/12)

        2,700   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+          2,969,271
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        3,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         Aaa          3,224,520
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/24 (Pre-refunded 12/01/13) - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,640   Total Colorado                                                                                           12,500,831
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.1%

          250   Connecticut Health and Educational Facilities Authority,              1/08 at 100.00         AAA            251,045
                 Revenue Bonds, Bridgeport Hospital Issue, Series 1992A,
                 6.625%, 7/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.2%

           15   District of Columbia, General Obligation Bonds, Series 1993E,        12/07 at 100.00         AAA             15,028
                 6.000%, 6/01/13 - MBIA Insured (ETM)

          235   District of Columbia, General Obligation Refunding Bonds,               No Opt. Call         AAA            252,310
                 Series 1994A-1, 6.500%, 6/01/10 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
          250   Total District of Columbia                                                                                  267,338
------------------------------------------------------------------------------------------------------------------------------------


                                       29

NXR
Nuveen Select Tax-Free Income Portfolio 3 (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 5.6%

$       1,000   Hillsborough County Industrial Development Authority, Florida,       10/16 at 100.00          A3     $    1,004,980
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

        5,020   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2          5,222,105
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18

        4,000   JEA, Florida, Subordinate Lien Electric System Revenue Bonds,        10/07 at 100.00         Aa3          3,999,920
                 Series 2002D, 4.625%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
       10,020   Total Florida                                                                                            10,227,005
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 0.4%

          850   Atlanta, Georgia, Airport Facilities Revenue Bonds, Series 1990,        No Opt. Call         AAA            752,191
                 0.000%, 1/01/10 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 18.2%

          135   Chicago Metropolitan Housing Development Corporation, Illinois,       1/08 at 100.00          AA            138,564
                 FHA-Insured Section 8 Assisted Housing Development Revenue
                 Refunding Bonds, Series 1992, 6.850%, 7/01/22

        1,930   Illinois Development Finance Authority, Revenue Bonds,                5/11 at 101.00      A- (3)          2,089,302
                 Midwestern University, Series 2001B, 5.750%, 5/15/16
                 (Pre-refunded 5/15/11)

          705   Illinois Finance Authority, Revenue Bonds, University of Chicago,     7/17 at 100.00         Aa1            717,577
                 Series 2007, Residual 73TP, 6.737%, 7/01/46 (IF)

        2,185   Illinois Finance Authority, Revenue Bonds, YMCA of Southwest          9/15 at 100.00          AA          2,154,913
                 Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured

        4,450   Illinois Health Facilities Authority, Remarketed Revenue Bonds,       8/11 at 103.00         Aa1          4,746,237
                 University of Chicago Project, Series 1985A, 5.500%, 8/01/20

        1,500   Illinois Health Facilities Authority, Revenue Bonds, Evangelical        No Opt. Call      A1 (3)          1,792,740
                 Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)

        2,225   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/13 at 100.00          A2          2,422,157
                 Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17

        2,500   Illinois Housing Development Authority, Homeowner Mortgage            2/16 at 100.00          AA          2,509,125
                 Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative
                 Minimum Tax)

        5,700   Illinois, Sales Tax Revenue Bonds, First Series 2002,                 6/13 at 100.00         AAA          5,947,380
                 5.000%, 6/15/22

        2,000   Illinois, Sales Tax Revenue Bonds, Series 1997X, 5.600%, 6/15/17     12/07 at 101.00         AAA          2,023,080

        1,000   Kankakee & Will Counties Community Unit School District 5,              No Opt. Call         Aaa            488,360
                 Illinois, General Obligation Bonds, Series 2006, 0.000%, 5/01/23 -
                 FSA Insured

        6,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          6,272,218
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AAA          1,360,359
                 5.250%, 12/01/34 - FGIC Insured

        1,000   Yorkville, Illinois, General Obligation Debt Certificates,           12/11 at 100.00      AA (3)          1,056,440
                 Series 2003, 5.000%, 12/15/22 (Pre-refunded 12/15/11) -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,630   Total Illinois                                                                                           33,718,452
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 6.4%

        1,000   Franklin Community Multi-School Building Corporation,                 7/14 at 100.00         AAA          1,039,920
                 Marion County, Indiana, First Mortgage Revenue Bonds,
                 Series 2004, 5.000%, 7/15/22 - FGIC Insured

        3,500   Indiana Health Facility Financing Authority, Hospital Revenue         9/11 at 100.00          A-          3,525,340
                 Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22

        2,500   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          2,840,850
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        2,000   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA          2,146,180
                 Waterworks Project, Series 2002A, 5.250%, 7/01/33
                 (Pre-refunded 7/01/12) - MBIA Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INDIANA (continued)

$       2,295   Shelbyville Central Renovation School Building Corporation,           7/15 at 100.00         AAA     $    2,228,491
                 Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/25 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,295   Total Indiana                                                                                            11,780,781
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 5.3%

        2,745   Iowa Finance Authority, Health Facility Revenue Bonds,                7/16 at 100.00        BBB-          2,723,067
                 Care Initiatives Project, Series 2006A, 5.000%, 7/01/20

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        3,850    5.300%, 6/01/25 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          4,072,184
        2,850    5.600%, 6/01/35 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          3,068,909

------------------------------------------------------------------------------------------------------------------------------------
        9,445   Total Iowa                                                                                                9,864,160
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 1.2%

                Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial
                Hospital, Series 2006:
        1,425    5.125%, 7/01/26                                                      7/16 at 100.00          A3          1,460,255
          700    4.875%, 7/01/36                                                      7/16 at 100.00          A3            680,953

------------------------------------------------------------------------------------------------------------------------------------
        2,125   Total Kansas                                                                                              2,141,208
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 0.7%

          125   Maine Health and Higher Educational Facilities Authority, Revenue     7/09 at 101.00         AAA            131,091
                 Bonds, Series 1999B, 6.000%, 7/01/19 - MBIA Insured

        1,075   Maine Health and Higher Educational Facilities Authority, Revenue     7/09 at 101.00         Aaa          1,131,147
                 Bonds, Series 1999B, 6.000%, 7/01/19 (Pre-refunded 7/01/09) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,200   Total Maine                                                                                               1,262,238
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.8%

        1,000   Massachusetts Development Finance Agency, Resource Recovery          12/08 at 102.00         BBB          1,016,440
                 Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
                 5.200%, 12/01/13 (Alternative Minimum Tax)

           15   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00          AA             16,258
                 Revenue Bonds, Partners HealthCare System Inc.,
                 Series 2001C, 6.000%, 7/01/17

          485   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00     Aa2 (3)            530,769
                 Revenue Bonds, Partners HealthCare System Inc.,
                 Series 2001C, 6.000%, 7/01/17 (Pre-refunded 7/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Massachusetts                                                                                       1,563,467
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 3.4%

        1,500   Detroit, Michigan, Sewer Disposal System Revenue Bonds,               7/16 at 100.00         AAA          1,483,995
                 Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

        2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00         Aa2          3,005,647
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30

          235   Michigan State Hospital Finance Authority, Revenue Refunding          2/08 at 100.00         BB-            235,092
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.500%, 8/15/18

        1,600   Plymouth-Canton Community School District, Wayne and                  5/09 at 100.00         AA-          1,621,856
                 Washtenaw Counties, Michigan, Unlimited Tax General
                 Obligation School Building and Site Bonds, Series 1999,
                 4.750%, 5/01/18

------------------------------------------------------------------------------------------------------------------------------------
        6,235   Total Michigan                                                                                            6,346,590
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.4%

          725   Mississippi Hospital Equipment and Facilities Authority, Revenue      9/14 at 100.00         N/R            733,642
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.9%

        3,500   Nebraska Public Power District, General Revenue Bonds,                1/13 at 100.00         AAA          3,584,175
                 Series 2002B, 5.000%, 1/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       31

NXR
Nuveen Select Tax-Free Income Portfolio 3 (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.9%

$       4,095   Director of Nevada State Department of Business and Industry,         1/10 at 100.00         AAA     $    4,207,121
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        1,680   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          1,790,813
                 Series 2002, 5.500%, 6/01/22 - FGIC Insured

        2,830   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,         6/12 at 100.00         AAA          3,063,730
                 5.500%, 6/01/22 (Pre-refunded 6/01/12) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,605   Total Nevada                                                                                              9,061,664
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 0.3%

          515   New Hampshire Housing Finance Authority, Single Family                5/11 at 100.00         Aa2            522,298
                 Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 1.5%

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        1,000    6.750%, 6/01/39 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,155,050
        1,355    6.250%, 6/01/43 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,530,689

------------------------------------------------------------------------------------------------------------------------------------
        2,355   Total New Jersey                                                                                          2,685,739
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 2.7%

        1,000   New Mexico Mortgage Finance Authority, Multifamily Housing            9/17 at 100.00         AAA          1,004,950
                 Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                 (Alternative Minimum Tax)

        4,000   University of New Mexico, FHA-Insured Mortgage Hospital Revenue       7/14 at 100.00         AAA          4,026,760
                 Bonds, Series 2004, 4.625%, 1/01/25 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total New Mexico                                                                                          5,031,710
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 3.6%

        1,180   Dormitory Authority of the State of New York, Second General            No Opt. Call          A1          1,252,570
                 Resolution Consolidated Revenue Bonds, City University System,
                 Series 1990C, 7.500%, 7/01/10

        2,335   Long Island Power Authority, New York, Electric System General        9/11 at 100.00         AAA          2,494,644
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/21
                 (Pre-refunded 9/01/11)

           35   New York City, New York, General Obligation Bonds,                    2/08 at 100.00          AA             35,090
                 Series 1991B, 7.000%, 2/01/18

        1,000   New York Dorm Authority, FHA Insured Mortgage Hospital                8/16 at 100.00         AAA            974,830
                 Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35 -
                 FHA Insured (UB)

        1,850   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          1,927,497
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/15

------------------------------------------------------------------------------------------------------------------------------------
        6,400   Total New York                                                                                            6,684,631
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 4.2%

        5,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          5,321,450
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/18 - MBIA Insured

        2,345   Piedmont Triad Airport Authority, North Carolina, Airport Revenue     7/11 at 101.00         AAA          2,478,196
                 Bonds, Series 2001A, 5.250%, 7/01/16 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,345   Total North Carolina                                                                                      7,799,646
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.6%

        3,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00         AA-          3,046,470
                 St. John Health System, Series 2004, 5.000%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 2.4%

$       2,435   Dauphin County Industrial Development Authority, Pennsylvania,          No Opt. Call          A-     $    2,902,958
                 Water Development Revenue Refunding Bonds, Dauphin
                 Consolidated Water Supply Company, Series 1992B,
                 6.700%, 6/01/17

          500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/13 at 100.00        BBB+            510,980
                 Bonds, Widener University, Series 2003, 5.250%, 7/15/24

        1,000   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA          1,049,510
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.500%, 7/01/17 - FGIC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,935   Total Pennsylvania                                                                                        4,463,448
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.8%

        1,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00      A+ (3)          1,686,135
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)

        1,500   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          1,592,745
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 8/15/20 - MBIA Insured

        2,500   South Carolina JOBS Economic Development Authority, Economic         11/12 at 100.00          A-          2,578,900
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30

        3,010   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          3,096,959
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
        8,510   Total South Carolina                                                                                      8,954,739
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 1.1%

        1,010   South Dakota Health and Educational Facilities Authority,             7/12 at 101.00         AAA          1,043,340
                 Revenue Bonds, Avera Health, Series 2002, 5.125%, 7/01/27 -
                 AMBAC Insured

        1,000   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00         AA-          1,025,220
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.250%, 11/01/34

------------------------------------------------------------------------------------------------------------------------------------
        2,010   Total South Dakota                                                                                        2,068,560
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.1%

        2,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00         Ba2          2,085,240
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of
                 East Tennessee Inc., Series 2002, 6.375%, 4/15/22
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 10.6%

        1,500   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00         AAA          1,529,610
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured

        2,500   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          2,549,425
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

        3,000   Houston, Texas, Subordinate Lien Airport System Revenue               7/12 at 100.00         AAA          3,211,140
                 Bonds, Series 2002B, 5.500%, 7/01/18 - FSA Insured

        3,125   Katy Independent School District, Harris, Fort Bend and Waller        2/12 at 100.00         AAA          3,303,969
                 Counties, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/32 (Pre-refunded 2/15/12)

          400   Killeen Independent School District, Bell County, Texas,              2/08 at 100.00         AAA            402,008
                 General Obligation Bonds, Series 1998, 5.000%, 2/15/14

        1,425   Killeen Independent School District, Bell County, Texas, General      2/08 at 100.00         AAA          1,433,137
                 Obligation Bonds, Series 1998, 5.000%, 2/15/14
                 (Pre-refunded 2/15/08)

        4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          4,937,150
                 System Revenue Refunding Bonds, Series 2002A,
                 5.500%, 10/01/17 - RAAI Insured

        1,750   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,757,595
                 Program, Series 2003A, 5.125%, 8/01/42
                 (Alternative Minimum Tax)

          500   Victoria, Texas, General Obligation Bonds, Series 2001,               8/11 at 100.00         AAA            516,695
                 5.000%, 8/15/23 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,950   Total Texas                                                                                              19,640,729
------------------------------------------------------------------------------------------------------------------------------------


                                       33

NXR
Nuveen Select Tax-Free Income Portfolio 3 (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 0.3%

$         510   Port of Seattle, Washington, Revenue Bonds, Series 2001A,            10/11 at 100.00         AAA     $      520,322
                 5.000%, 4/01/31 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 1.4%

        2,500   Wisconsin, General Obligation Refunding Bonds, Series 2003-3,        11/13 at 100.00         AA-          2,582,675
                 5.000%, 11/01/26

------------------------------------------------------------------------------------------------------------------------------------
$     175,545   Total Municipal Bonds (cost $176,542,182)                                                               183,391,044
=============-----------------------------------------------------------------------------------------------------------------------


       SHARES     DESCRIPTION                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COMMON STOCKS - 0.0%


                AIRLINES - 0.0%

          172   UAL Corporation, (4) (5)                                                                              $       8,003
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $0)                                                                                 8,003
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $176,542,182) - 99.1%                                                           183,399,047
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (0.4)%                                                                         (665,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      2,313,049
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 185,047,096
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (2) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (4)  Non-income producing.

               (5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 532 and 172 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated 532 shares of such UAL common stock holdings on November 15, 2006. The remaining 172 shares of UAL common stock were still held by the Fund at September 30, 2007.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                See  accompanying notes to financial statements.

                        NXC
                        Nuveen California Select Tax-Free Income Portfolio Portfolio of INVESTMENTS

                                                              September 30, 2007
                                                              (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 4.8%

$         220   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      204,010
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        1,505   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00         BBB          1,470,867
                 Settlement Asset-Backed Revenue Bonds, Fresno County
                 Tobacco Funding Corporation, Series 2002, 5.625%, 6/01/23

        4,045   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB          2,682,927
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
        5,770   Total Consumer Staples                                                                                    4,357,804
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 10.4%

        1,000   California Educational Facilities Authority, Revenue Bonds,          12/09 at 101.00         AAA          1,033,350
                 Stanford University, Series 1999P, 5.000%, 12/01/23

           45   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3             44,933
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

        1,000   California Educational Facilities Authority, Revenue Bonds,          10/12 at 100.00          A2          1,047,130
                 University of San Diego, Series 2002A, 5.500%, 10/01/32

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           35    5.000%, 11/01/21                                                    11/15 at 100.00          A2             36,549
           45    5.000%, 11/01/25                                                    11/15 at 100.00          A2             46,402

        3,000   California Infrastructure Economic Development Bank, Revenue         10/11 at 101.00          A-          3,146,370
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.500%, 10/01/19

        2,000   California State Public Works Board, Lease Revenue Bonds,            10/12 at 100.00         AAA          2,070,220
                 University of California, UCLA Replacement Hospital Project,
                 Series 2002A, 5.000%, 10/01/22 - FSA Insured

        1,000   Long Beach Bond Financing Authority, California, Lease Revenue       11/11 at 101.00         AAA          1,039,050
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.250%, 11/01/30 - AMBAC Insured

        1,000   University of California System, General Revenue Bonds,               5/15 at 101.00         AAA            968,430
                 Series 2006J, 4.500%, 5/15/35 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,125   Total Education and Civic Organizations                                                                   9,432,434
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 13.9%

          670   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2            671,514
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

          110   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+            110,037
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        2,550   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          2,610,588
                 Sutter Health Series 2007A, 5.250% 11/15/46 (UB)

        2,000   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          2,072,300
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        1,500   California Statewide Community Development Authority, Hospital        6/13 at 100.00         AAA          1,592,775
                 Revenue Bonds, Monterey Peninsula Hospital, Series 2003B,
                 5.250%, 6/01/18 - FSA Insured


                                       35

NXC
Nuveen California Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE (continued)

$       1,500   California Statewide Community Development Authority, Insured        11/09 at 102.00          A+     $    1,542,285
                 Mortgage Hospital Revenue Bonds, Mission Community
                 Hospital, Series 2001, 5.375%, 11/01/26

        1,515   California Statewide Community Development Authority, Revenue         3/16 at 100.00          A+          1,501,562
                 Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

          545   California Statewide Community Development Authority,                 8/16 at 100.00          A+            557,927
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,880   California Statewide Community Development Authority,                12/07 at 101.00         AAA          1,901,526
                 Revenue Bonds, Los Angeles Orthopaedic Hospital Foundation,
                 Series 2000, 5.500%, 6/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,270   Total Health Care                                                                                        12,560,514
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 0.8%

          750   California Statewide Community Development Authority,                 8/12 at 100.00           A            768,000
                 Student Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.2%

          145   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            154,798
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.0%

        1,250   California Pollution Control Financing Authority, Solid Waste           No Opt. Call        BBB+          1,287,775
                 Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative
                 Minimum Tax)

          500   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB            492,205
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,750   Total Industrials                                                                                         1,779,980
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.7%

        1,500   ABAG Finance Authority for Non-Profit Corporations, California,      11/12 at 100.00          A+          1,547,205
                 Insured Senior Living Revenue Bonds, Odd Fellows Home of
                 California, Series 2003A, 5.200%, 11/15/22
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 22.0%

          500   California, General Obligation Bonds, Series 2003,                   11/13 at 100.00          AA            535,150
                 5.250%, 11/01/19 - RAAI Insured

                California, General Obligation Bonds, Series 2004:
          750    5.000%, 2/01/23                                                      2/14 at 100.00          A+            781,575
          800    5.125%, 4/01/25                                                      4/14 at 100.00          A+            838,280

        1,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA          1,056,440
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

                Golden West Schools Financing Authority, California, General
                Obligation Revenue Refunding Bonds, School District Program,
                Series 1999A:
        4,650    0.000%, 8/01/16 - MBIA Insured                                         No Opt. Call         AAA          3,266,021
        1,750    0.000%, 2/01/17 - MBIA Insured                                         No Opt. Call         AAA          1,195,495
        2,375    0.000%, 8/01/17 - MBIA Insured                                         No Opt. Call         AAA          1,588,923
        2,345    0.000%, 2/01/18 - MBIA Insured                                         No Opt. Call         AAA          1,523,969

                Mountain View-Los Altos Union High School District, Santa Clara
                County, California, General Obligation Capital Appreciation
                Bonds, Series 1995C:
        1,015    0.000%, 5/01/17 - MBIA Insured                                         No Opt. Call         AAA            686,221
        1,080    0.000%, 5/01/18 - MBIA Insured                                         No Opt. Call         AAA            694,451

          100   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            104,308
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,220   Sacramento City Unified School District, Sacramento County,           7/15 at 100.00         Aaa          3,357,430
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

        1,500   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          1,636,125
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/24 - FSA Insured


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       2,565   Sunnyvale School District, Santa Clara County, California,            9/15 at 100.00         AAA     $    2,680,040
                 General Obligation Bonds, Series 2005A, 5.000%, 9/01/26 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,650   Total Tax Obligation/General                                                                             19,944,428
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 19.2%

        1,000   Bell Community Redevelopment Agency, California, Tax Allocation      10/13 at 100.00          AA          1,028,950
                 Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 -
                 RAAI Insured

        3,500   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call         AAA          4,082,396
                 Department of Corrections, Calipatria State Prison,
                 Series 1991A, 6.500%, 9/01/17 - MBIA Insured

        1,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A          1,081,880
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/23

          660   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA+            711,467
                 5.000%, 7/01/15

          120   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            125,382
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          360   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA            374,123
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,000   Fontana Public Financing Authority, California, Tax Allocation       10/15 at 100.00         AAA          1,028,560
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2005A, 5.000%, 10/01/32 - AMBAC Insured

        1,050   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         Aaa          1,107,047
                 Enhanced Asset Backed Settlement Revenue Bonds,
                 Series 2005A, Residual Series 1500, 6.670%, 6/01/45 -
                 AMBAC Insured (IF)

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
           60    5.000%, 9/01/26                                                      9/16 at 100.00         N/R             58,317
          135    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            125,588

          215   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            218,864
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,300   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,312,207
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.625%, 8/15/34

          105   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            107,584
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          130   Roseville, California, Certificates of Participation, Public Facilities, 8/13 at 100.00      AAA            133,601
                 Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

          605   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA            677,195
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

        3,000   San Mateo County Transit District, California, Sales Tax Revenue      6/15 at 100.00         AAA          3,170,220
                 Bonds, Series 2005A, 5.000%, 6/01/21 - MBIA Insured

        1,000   Santa Clara County Board of Education, California, Certificates       4/12 at 101.00         AAA          1,036,540
                 of Participation, Series 2002, 5.000%, 4/01/25 - MBIA Insured

        1,000   Travis Unified School District, Solano County, California,            9/16 at 100.00         Aaa          1,038,990
                 Certificates of Participation, Series 2006, 5.000%, 9/01/26 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,240   Total Tax Obligation/Limited                                                                             17,418,911
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.5%

        1,150   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00        BBB-          1,099,021
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        3,500   Los Angeles Harbors Department, California, Revenue Refunding         8/11 at 100.00         AAA          3,717,070
                 Bonds, Series 2001B, 5.500%, 8/01/17 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,065,800
                 5.250%, 11/01/20 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,650   Total Transportation                                                                                      5,881,891
------------------------------------------------------------------------------------------------------------------------------------


                                       37

NXC
Nuveen California Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 14.5% (3)

$         400   Beverly Hills Unified School District, Los Angeles County,            8/12 at 100.00      AA (3)     $      427,136
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/26 (Pre-refunded 8/01/12)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,000    5.750%, 5/01/17 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          2,209,480
        2,000    5.125%, 5/01/19 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          2,156,840

          750   California Educational Facilities Authority, Revenue Bonds,           8/09 at 100.00      A1 (3)            777,375
                 Pepperdine University, Series 2002A, 5.500%, 8/01/32
                 (Pre-refunded 8/01/09)

        2,600   California Educational Facilities Authority, Revenue Bonds,          11/11 at 100.00      A2 (3)          2,774,512
                 University of the Pacific, Series 2002, 5.250%, 11/01/21
                 (Pre-refunded 11/01/11)

        1,000   California, General Obligation Bonds, Series 2004,                    2/14 at 100.00      A+ (3)          1,088,980
                 5.125%, 2/01/27 (Pre-refunded 2/01/14)

        1,400   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          1,534,988
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.500%, 6/01/33 (Pre-refunded 6/01/13)

        2,000   North Orange County Community College District, California,           8/12 at 101.00         AAA          2,149,820
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/22
                 (Pre-refunded 8/01/12) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,150   Total U.S. Guaranteed                                                                                    13,119,131
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.6%

          645   Long Beach Bond Finance Authority, California, Natural Gas              No Opt. Call         AA-            632,074
                 Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35
                 (WI/DD, Settling 10/18/07)

          200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            211,184
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          215   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            222,923
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        1,225   Turlock Irrigation District, California, Revenue Refunding Bonds,       No Opt. Call         Aaa          1,294,396
                 Series 1992A, 6.250%, 1/01/12 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,285   Total Utilities                                                                                           2,360,577
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 2.4%

          150   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            154,984
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          250   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            260,798
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

          825   South Feather Water and Power Agency, California, Water               4/13 at 100.00         BBB            849,329
                 Revenue Certificates of Participation, Solar Photovoltaic Project,
                 Series 2003, 5.375%, 4/01/24

        1,000   Woodbridge Irrigation District, California, Certificates of           7/13 at 100.00        BBB+          1,023,820
                 Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43

------------------------------------------------------------------------------------------------------------------------------------
        2,225   Total Water and Sewer                                                                                     2,288,931
------------------------------------------------------------------------------------------------------------------------------------
$      93,510   Total Long-Term Investments (cost $88,125,912) - 101.0%                                                  91,614,604
=============-----------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION                                                                            RATINGS (2)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.6%

$         500   Puerto Rico Government Development Bank, Adjustable                                       VMIG-1     $      500,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 3.620%, 12/01/15 - MBIA Insured (4)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $500,000)                                                                500,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $88,625,912) - 101.6%                                                            92,114,604
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.9)%                                                                       (1,700,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                        207,551
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   90,622,155
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (2) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                 See accompanying notes to financial statements.

                        NXN
                        Nuveen New York Select Tax-Free Income Portfolio Portfolio of INVESTMENTS

                                                              September 30, 2007
                                                              (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER DISCRETIONARY - 0.1%

$         100   New York City Industrial Development Agency, New York,                9/15 at 100.00        BBB-     $       95,495
                 Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 1.8%

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
          470    4.750%, 6/01/22                                                      6/16 at 100.00         BBB            449,607
          540    5.000%, 6/01/26                                                      6/16 at 100.00         BBB            524,075

------------------------------------------------------------------------------------------------------------------------------------
        1,010   Total Consumer Staples                                                                                      973,682
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 9.5%

          100   Albany Industrial Development Agency, New York, Revenue               7/17 at 100.00         BBB             97,883
                 Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31

           50   Albany Industrial Development Agency, New York, Revenue               4/17 at 100.00         N/R             46,612
                 Bonds, Brighter Choice Charter Schools, Series 2007A,
                 5.000%, 4/01/37

        1,700   Amherst Industrial Development Agency, New York, Revenue              8/12 at 101.00         AAA          1,777,962
                 Bonds, UBF Faculty/Student Housing Corporation, University of
                 Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 -
                 AMBAC Insured

           30   Cattaraugus County Industrial Development Agency, New York,           5/16 at 100.00        BBB-             29,758
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

          430   Dormitory Authority of the State of New York, General Revenue         7/17 at 100.00          AA            419,022
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 -
                 RAAI Insured

          785   Dormitory Authority of the State of New York, Insured Revenue         7/12 at 100.00         AAA            808,880
                 Bonds, Iona College, Series 2002, 5.000%, 7/01/22 -
                 XLCA Insured

          315   Dormitory Authority of the State of New York, Second General            No Opt. Call         AAA            334,089
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1990C, 7.500%, 7/01/10 - FGIC Insured

          430   Dutchess County Industrial Development Agency, New York,              8/17 at 100.00          A3            404,828
                 Civic Facility Revenue Bonds, Bard College Project,
                 Series 2007-A2, 4.500%, 8/01/36

          100   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-            100,235
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

          100   New York City Industrial Development Agency, New York,               10/14 at 100.00          A-             99,999
                 Civic Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

          500   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-            512,655
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

          185   New York City Industrial Development Agency, New York,                9/16 at 100.00         AAA            207,428
                 PILOT Revenue Bonds, Yankee Stadium Project, Residual
                 Series 07-1032, 6.250%, 3/01/39 - FGIC Insured (IF)

          150   New York City Industrial Development Agency, New York,                9/16 at 100.00         Aaa            163,869
                 Revenue Bonds, Yankee Stadium Pilots, Trust 2148,
                 6.892%, 3/01/36 - FGIC Insured (IF)

          200   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-            202,790
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

           65   Seneca County Industrial Development Authority, New York,            10/17 at 100.00         BBB             64,658
                 Revenue Bonds, New York Chiropractic College, Series 2007,
                 5.000%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
        5,140   Total Education and Civic Organizations                                                                   5,270,668
------------------------------------------------------------------------------------------------------------------------------------


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                FINANCIALS - 0.9%

$         435   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-     $      485,765
                 Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 14.7%

          540   Clinton County Industrial Development Authority, New York,            1/08 at 100.00          AA            540,000
                 Civic Facility Revenue Bonds, Champlain Valley Physicians
                 Hospital Medical Center, Variable Rate Demand Obligations,
                 Series 2007B, 6.000%, 7/01/42 - RAAI Insured
                 (Alternative Minimum Tax)

          450   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA            464,049
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Lenox Hill Hospital Obligated Group, Series 2001:
          110    5.375%, 7/01/20                                                      7/11 at 101.00         Ba2            111,742
          100    5.500%, 7/01/30                                                      7/11 at 101.00         Ba2            100,927

          950   Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00          AA            977,417
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35

          670   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00         AAA            707,822
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

          405   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA            439,044
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        1,680   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          1,779,658
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001A, 5.250%, 7/01/17 - AMBAC Insured

        1,195   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          1,265,887
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001B, 5.250%, 7/01/17 - AMBAC Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            506,965
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

          750   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA            793,830
                 Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/21 -
                 AMBAC Insured

          250   New York City Industrial Development Agency, New York,                7/12 at 101.00          B2            255,520
                 Civic Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2002C, 6.450%, 7/01/32

          160   New York State Dormitory Authority, Revenue Bonds,                    5/17 at 100.00          A3            159,992
                 North Shore Jewish Obligated Group, Series 2007A,
                 5.000%, 5/01/32

------------------------------------------------------------------------------------------------------------------------------------
        7,760   Total Health Care                                                                                         8,102,853
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.7%

        1,000   New Hartford-Sunset Woods Funding Corporation, New York,              8/12 at 101.00         AAA          1,050,400
                 FHA-Insured Mortgage Revenue Bonds, Sunset Woods
                 Apartments II Project, Series 2002, 5.350%, 2/01/20

          250   New York City Housing Development Corporation, New York,              5/14 at 100.00          AA            258,780
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

          160   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA            160,046
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

------------------------------------------------------------------------------------------------------------------------------------
        1,410   Total Housing/Multifamily                                                                                 1,469,226
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 8.2%

        2,000   New York State Mortgage Agency, Homeowner Mortgage                   10/11 at 100.00         Aa1          2,024,960
                 Revenue Bonds, Series 101, 5.000%, 10/01/18
                 (Alternative Minimum Tax)

        2,500   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/11 at 100.00         Aaa          2,518,650
                 Thirty-First Series A, 5.300%, 10/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,500   Total Housing/Single Family                                                                               4,543,610
------------------------------------------------------------------------------------------------------------------------------------


                                       41

NXN
Nuveen New York Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 11.5%

$       2,000   Dormitory Authority of the State of New York, FHA-Insured             8/11 at 101.00         AAA     $    2,077,680
                 Nursing Home Mortgage Revenue Bonds, Norwegian Christian
                 Home and Health Center, Series 2001, 5.200%, 8/01/36 -
                 MBIA Insured

          100   Dormitory Authority of the State of New York, Non-State              11/16 at 100.00         Aa3            101,728
                 Supported Debt, Ozanam Hall of Queens Nursing Home
                 Revenue Bonds, Series 2006, 5.000%, 11/01/31

           50   Dormitory Authority of the State of New York, Revenue Bonds,          7/15 at 100.00           A             48,145
                 Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured

        2,000   East Rochester Housing Authority, New York, FHA-Insured               8/12 at 101.00         AAA          2,073,500
                 Mortgage Revenue Refunding Bonds, Jewish Home of
                 Rochester, Series 2002, 4.625%, 2/15/17

        1,000   East Rochester Housing Authority, New York, Revenue Bonds,           12/12 at 103.00         AAA          1,056,370
                 GNMA/FHA-Secured Revenue Bonds, St. Mary's Residence
                 Project, Series 2002A, 5.375%, 12/20/22

          980   New York City Industrial Development Agency, New York,               11/12 at 101.00         AA+            988,624
                 GNMA Collateralized Mortgage Revenue Bonds, Eger Harbor
                 House Inc., Series 2002A, 4.950%, 11/20/32

------------------------------------------------------------------------------------------------------------------------------------
        6,130   Total Long-Term Care                                                                                      6,346,047
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 6.0%

                Clarkstown, Rickland County, New York, Various Purposes Serial
                Bonds, Series 1992:
          505    5.600%, 6/15/10 - AMBAC Insured                                        No Opt. Call         AAA            532,159
          525    5.600%, 6/15/11 - AMBAC Insured                                        No Opt. Call         AAA            562,427
          525    5.600%, 6/15/12 - AMBAC Insured                                        No Opt. Call         AAA            573,594

           15   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA             14,424
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

          300   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00          AA            325,617
                 Series 2004C, 5.250%, 8/15/16

          500   New York City, New York, General Obligation Bonds, Fiscal            11/14 at 100.00         AAA            530,940
                 Series 2004E, 5.000%, 11/01/19 - FSA Insured

          200   New York City, New York, General Obligation Bonds, Fiscal             3/15 at 100.00         AAA            212,232
                 Series 2005J, 5.000%, 3/01/19 - FGIC Insured

          500   West Islip Union Free School District, Suffolk County, New York,     10/15 at 100.00         Aaa            540,375
                 General Obligation Bonds, Series 2005, 5.000%, 10/01/16 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,070   Total Tax Obligation/General                                                                              3,291,768
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 16.4%

          600   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA            628,398
                 Series 2003A, 5.000%, 11/01/23

          300   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            322,368
                 Mental Health Services Facilities Improvements, Series 2005D1,
                 5.000%, 2/15/15 - FGIC Insured

          500   Erie County Industrial Development Agency, New York, School           5/14 at 100.00         AAA            555,745
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured

          500   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA            538,115
                 Contract Refunding Bonds, Series 2002A, 5.500%, 1/01/20 -
                 MBIA Insured

           95   Nassau County Interim Finance Authority, New York, Sales             11/07 at 100.00         AAA             95,200
                 Tax Secured Revenue Bonds, Series 2001A-2,
                 5.125%, 11/15/21 - AMBAC Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
          250    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA            261,233
          200    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            208,738
        1,225    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          1,273,988

          600   New York City Transitional Finance Authority, New York,               1/17 at 100.00         AAA            628,356
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured

          670   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA            700,592
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

          550   New York City Transitional Finance Authority, New York,              11/17 at 100.00         AAA            579,161
                 Future Tax Secured Bonds, Fiscal Series 2007C-1,
                 5.000%, 11/01/27


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$         250   New York State Thruway Authority, Highway and Bridge Trust            4/14 at 100.00         AAA     $      263,365
                 Fund Bonds, Second Generation, Series 2004, 5.000%, 4/01/21 -
                 MBIA Insured

          570   New York State Thruway Authority, Highway and Bridge Trust              No Opt. Call         AAA            646,585
                 Fund Bonds, Second Generation, Series 2005B, 5.500%, 4/01/20 -
                 AMBAC Insured

          425   New York State Thruway Authority, Highway and Bridge Trust           10/17 at 100.00          AA            445,991
                 Fund Bonds, Series 2007, 5.000%, 4/01/27

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        1,000    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          1,064,150
          250    5.250%, 6/01/21 - AMBAC Insured                                      6/13 at 100.00         AAA            265,645

          500   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-            534,180
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

           45   Triborough Bridge and Tunnel Authority, New York, Convention            No Opt. Call         AA-             46,885
                 Center Bonds, Series 1990E, 7.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
        8,530   Total Tax Obligation/Limited                                                                              9,058,695
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 2.6%

          180   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00        BBB+            187,180
                 Series 2001A, 5.625%, 7/15/25

          500   Metropolitan Transportation Authority, New York, Transportation         No Opt. Call         AAA            542,990
                 Revenue Bonds, Series 2003A, 5.000%, 11/15/15 - FGIC Insured

           50   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA             51,797
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

          100   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA            104,068
                 Series 2005G, 5.000%, 1/01/30 - FSA Insured

                Port Authority of New York and New Jersey, Consolidated Revenue
                Bonds, One Hundred Fortieth Series 2005:
          250    5.000%, 12/01/19 - FSA Insured                                       6/15 at 101.00         AAA            267,015
          105    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA            109,359

          160   Port Authority of New York and New Jersey, One Hundred and            8/17 at 100.00        AAA-            182,189
                 Forty Eighth Consolidated Revenue Bonds, RITES Trust 1516,
                 6.651%, 8/15/32 - FSA Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
        1,345   Total Transportation                                                                                      1,444,598
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 7.8% (3)

          220   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00     N/R (3)            238,445
                 Series 2001A, 5.625%, 7/15/25 (Pre-refunded 7/15/11)

        1,165   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call         AAA          1,372,766
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 (ETM)

          250   Dormitory Authority of the State of New York, Revenue Bonds,          5/13 at 100.00         Aaa            272,523
                 North Shore Long Island Jewish Group, Series 2003,
                 5.375%, 5/01/23 (Pre-refunded 5/01/13)

          320   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA            326,733
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22
                 (Pre-refunded 6/01/08) - FSA Insured

          500   New York State Urban Development Corporation, State Personal          3/13 at 100.00         AAA            548,055
                 Income Tax Revenue Bonds, State Facilities and Equipment,
                 Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) -
                 FGIC Insured

          415   Suffolk County Water Authority, New York, Water Revenue Bonds,          No Opt. Call         AAA            448,113
                 Series 1986V, 6.750%, 6/01/12 (ETM)

        1,005   TSASC Inc., New York, Tobacco Asset-Backed Bonds,                     7/12 at 100.00         AAA          1,078,536
                 Series 2002-1, 5.500%, 7/15/24 (Pre-refunded 7/15/12)

------------------------------------------------------------------------------------------------------------------------------------
        3,875   Total U.S. Guaranteed                                                                                     4,285,171
------------------------------------------------------------------------------------------------------------------------------------


                                       43

NXN
Nuveen New York Select Tax-Free Income Portfolio (continued)
Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 3.8%

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
$         570    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA     $      600,928
          430    5.000%, 12/01/25 - FGIC Insured                                      6/16 at 100.00         AAA            450,468

          250   Long Island Power Authority, New York, Electric System General        6/16 at 100.00         AAA            257,703
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured

          500   New York State Energy Research and Development Authority,             3/08 at 101.50         AAA            505,255
                 Pollution Control Revenue Bonds, New York State Electric and
                 Gas Corporation, Series 2005A, 4.100%, 3/15/15 - MBIA Insured

          250   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa2            255,553
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                 5.450%, 11/15/26 (Mandatory put 11/15/12)
                 (Alternative Minimum Tax)

           60   Westchester County Industrial Development Agency,                     7/08 at 100.00         BBB             60,574
                 Westchester County, New York, Resource Recovery Revenue
                 Bonds, RESCO Company, Series 1996, 5.500%, 7/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
        2,060   Total Utilities                                                                                           2,130,481
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.3%

        2,500   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+          2,598,671
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001C, 5.125%, 6/15/33

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, New York
                City Municipal Water Finance Authority Loan, Series 2002B:
        2,000    5.250%, 6/15/19                                                      6/12 at 100.00         AAA          2,127,960
        2,000    5.000%, 6/15/27                                                      6/12 at 100.00         AAA          2,056,880


------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Water and Sewer                                                                                     6,783,511
------------------------------------------------------------------------------------------------------------------------------------
$      51,865   Total Long-Term Investments (cost $52,674,700) - 98.3%                                                   54,281,570
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 1.0%

$         540   Dormitory Authority of the State of New York, Variable Rate                                  A-1            540,000
                 Demand Revenue Bonds, Pratt Institute Project, Series 2005,
                 6.000%, 7/01/34 - RAAI Insured (4)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $540,000)                                                                540,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $53,214,700) - 99.3%                                                             54,821,570
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (0.0)%                                                                          (10,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.7%                                                                        395,192
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   55,206,762
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT SEPTEMBER 30, 2007:
                                           FUND                                FIXED RATE                                UNREALIZED
                        NOTIONAL    PAY/RECEIVE   FLOATING RATE   FIXED RATE      PAYMENT   EFFECTIVE   TERMINATION    APPRECIATION
COUNTERPARTY              AMOUNT  FLOATING RATE           INDEX  (ANNUALIZED)   FREQUENCY     DATE (5)         DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Royal Bank of Canada    $500,000            Pay            SIFM       4.335%    Quarterly     8/06/08     8/06/37           $15,531
====================================================================================================================================
SIFM - The daily arithmetic average of the weekly SIFM(Securities Industry and
Financial Markets) Municipal SwapIndex.

               (1) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (2) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES
                                                              September 30, 2007
                                                              (Unaudited)
                                                       SELECT            SELECT           SELECT         CALIFORNIA         NEW YORK
                                                     TAX-FREE        TAX-FREE 2       TAX-FREE 3    SELECT TAX-FREE  SELECT TAX-FREE
                                                        (NXP)             (NXQ)            (NXR)               NXC)            (NXN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value
   (cost $223,836,462, $241,512,894, $176,542,182,
   $88,625,912 and $53,214,700, respectively)    $235,241,655      $250,431,020     $183,399,047        $92,114,604     $54,821,570
Cash                                                  478,104           633,639          278,599              4,716              --
Unrealized appreciation on forward swaps                   --                --               --                 --          15,531
Receivables:
   Interest                                         3,704,893         3,777,681        2,750,239          1,165,841         774,198
   Investments sold                                        --         2,833,100               --            109,180              --
Other assets                                           74,624            79,206           57,992             30,309          20,000
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                239,499,276       257,754,646      186,485,877         93,424,650      55,631,299
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                             --                --               --                 --         187,577
Floating rate obligations                                  --         3,130,000          665,000          1,700,000          10,000
Payable for investments purchased                          --                --               --            737,999              --
Accrued expenses:
   Management fees                                     44,473            57,527           42,335             21,041          12,809
   Other                                              121,113           126,207           92,787             47,040          32,294
Common share dividends payable                        832,235           845,193          638,659            296,415         181,857
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                               997,821         4,158,927        1,438,781          2,802,495         424,537
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                       $238,501,455      $253,595,719     $185,047,096        $90,622,155     $55,206,762
====================================================================================================================================
Shares outstanding                                 16,394,661        17,607,068       12,964,124          6,258,496       3,908,223
====================================================================================================================================
Net asset value per share outstanding            $      14.55      $      14.40     $      14.27        $     14.48     $     14.13
====================================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                 $    163,947      $    176,071     $    129,641        $    62,585     $    39,082
Paid-in surplus                                   227,877,262       245,689,700      178,371,732         87,142,375      53,622,239
Undistributed (Over-distribution of)
   net investment income                              453,516           160,137         (274,575)           (24,051)        (79,435)
Accumulated net realized gain (loss)
   from investments                                (1,398,463)      (1,348,315)          (36,567)           (47,446)          2,475
Net unrealized appreciation (depreciation)
   of investments and derivative transactions      11,405,193        8,918,126         6,856,865          3,488,692       1,622,401
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                       $238,501,455      $253,595,719     $185,047,096        $90,622,155     $55,206,762
====================================================================================================================================
Authorized shares                                   Unlimited         Unlimited        Unlimited          Unlimited       Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS
                                             Six Months Ended September 30, 2007
                                             (Unaudited)
                                                       SELECT            SELECT           SELECT         CALIFORNIA         NEW YORK
                                                     TAX-FREE        TAX-FREE 2       TAX-FREE 3    SELECT TAX-FREE  SELECT TAX-FREE
                                                        (NXP)             (NXQ)            (NXR)               NXC)            (NXN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                 $ 6,107,254       $ 6,255,223      $ 4,479,022        $ 2,231,788      $1,314,041
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                       271,163           351,560          258,016            128,764          78,128
Shareholders' servicing agent fees and expenses        14,287            13,093           10,852              3,802           3,029
Interest expense on floating rate obligations              --            51,526           13,128             28,828          12,193
Custodian's fees and expenses                          27,086            27,474           21,231             13,076          10,666
Trustees' fees and expenses                             3,298             3,621            2,481              1,438             812
Professional fees                                       9,326             9,888            8,347              6,082           5,394
Shareholders' reports - printing and mailing expenses  25,022            25,426           18,981              8,783           6,968
Stock exchange listing fees                             4,830             4,830            4,830              4,830           4,830
Investor relations expense                             19,096            19,658           14,063              6,417           4,205
Other expenses                                          3,219             3,513            2,795              1,888           1,548
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit            377,327           510,589          354,724            203,908         127,773
   Custodian fee credit                               (11,460)          (21,645)         (14,792)            (9,028)         (6,622)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                          365,867           488,944          339,932            194,880         121,151
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               5,741,387         5,766,279        4,139,090          2,036,908       1,192,890
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments              94,388            33,899           (2,476)          (114,296)        (44,588)
Change in net unrealized appreciation
   (depreciation) of investments                   (2,984,973)       (3,642,906)      (1,896,982)        (1,508,189)       (589,031)
Change in net unrealized appreciation
   (depreciation) of forward swaps                         --                --               --                 --          15,531
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            (2,890,585)       (3,609,007)      (1,899,458)        (1,622,485)       (618,088)
====================================================================================================================================
Net increase (decrease) in net assets
   from operations                                $ 2,850,802       $ 2,157,272       $ 2,239,632       $   414,423      $  574,802
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS (Unaudited)
                                    SELECT TAX-FREE (NXP)               SELECT TAX-FREE 2 (NXQ)            SELECT TAX-FREE 3 (NXR)
                                -----------------------------       ----------------------------       -----------------------------
                                 SIX MONTHS                          SIX MONTHS                         SIX MONTHS
                                      ENDED        YEAR ENDED             ENDED       YEAR ENDED             ENDED       YEAR ENDED
                                    9/30/07           3/31/07           9/30/07          3/31/07           9/30/07          3/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 5,741,387      $ 11,474,716       $ 5,766,279     $ 11,534,253       $ 4,139,090      $ 8,287,859
Net realized gain (loss)
   from investments                  94,388           101,116            33,899           50,177            (2,476)         406,807
Change in net unrealized
   appreciation (depreciation)
   of investments                (2,984,973)        1,235,561        (3,642,906)       2,445,717        (1,896,982)       1,364,381
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                      --                --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                2,850,802        12,811,393         2,157,272       14,030,147         2,239,632       10,059,047
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income       (5,606,267)      (11,203,086)       (5,599,047)     (11,198,098)       (4,161,483)      (8,322,970)
From accumulated net realized gains      --                --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   from distributions
   to shareholders                (5,606,267)     (11,203,086)       (5,599,047)     (11,198,098)       (4,161,483)      (8,322,970)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued
   to shareholders due to
   reinvestment of distributions     182,700           60,273                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions   182,700           60,273                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                  (2,572,765)       1,668,580        (3,441,775)       2,832,049        (1,921,851)       1,736,077
Net assets at the beginning
   of period                     241,074,220      239,405,640       257,037,494      254,205,445       186,968,947      185,232,870
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end
   of period                    $238,501,455     $241,074,220      $253,595,719     $257,037,494      $185,047,096     $186,968,947
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the
   end of period                $    453,516     $    318,396      $    160,137     $     (7,095)     $   (274,575)    $   (252,182)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS (continued) (Unaudited)
                                                                             CALIFORNIA                          NEW YORK
                                                                        SELECT TAX-FREE (NXC)              SELECT TAX-FREE (NXN)
                                                                    ----------------------------       -----------------------------
                                                                     SIX MONTHS                         SIX MONTHS
                                                                          ENDED       YEAR ENDED             ENDED       YEAR ENDED
                                                                        9/31/07          3/31/07           9/31/07          3/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 2,036,908      $ 4,021,145       $ 1,192,890      $ 2,393,813
Net realized gain (loss) from investments                              (114,296)         166,092           (44,588)          50,741
Change in net unrealized appreciation
   (depreciation) of investments                                     (1,508,189)         957,522          (589,031)         444,355
Change in net unrealized appreciation
   (depreciation) of forward swaps                                           --               --            15,531               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                      414,423        5,144,759           574,802        2,888,909
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                           (1,989,975)      (3,979,498)       (1,195,916)      (2,391,832)
From accumulated net realized gains                                          --         (140,158)                --        (142,259)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                                   (1,989,975)      (4,119,656)       (1,195,916)      (2,534,091)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued
   to shareholders due to
   reinvestment of distributions                                         20,674               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions                                       20,674               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                (1,554,878)       1,025,103          (621,114)         354,818
Net assets at the beginning of period                                92,177,033       91,151,930        55,827,876       55,473,058
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                     $90,622,155      $92,177,033       $55,206,762      $55,827,876
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the
   end of period                                                    $   (24,051)     $   (70,984)      $   (79,435)     $   (76,409)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Notes to
                        FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide stable dividends consistent with the preservation of capital, exempt from regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative transaction is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2007, California Select Tax-Free (NXC) had outstanding when-issued/delayed delivery purchase commitments of $628,823. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the six months ended September 30, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended September 30, 2007, were as follows:

                                                                                           CALIFORNIA     NEW YORK
                                                                     SELECT       SELECT       SELECT       SELECT
                                                                 TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                                                      (NXQ)        (NXR)        (NXC)         NXN)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                $2,628,525     $665,000   $1,469,115     $610,710
Average annual interest rate and fees                                 3.91%        3.94%        3.91%        3.98%
==================================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. New York Select Tax-Free
(NXN) was the only Fund to invest in forward swaps during the six months ended September 30, 2007.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in shares were as follows:

                                             SELECT                     SELECT                     SELECT
                                          TAX-FREE (NXP)            TAX-FREE 2 (NXQ)           TAX-FREE 3 (NXR)
                                     ------------------------   -----------------------   -------------------------
                                     SIX MONTHS                 SIX MONTHS                SIX MONTHS
                                          ENDED    YEAR ENDED        ENDED   YEAR ENDED        ENDED    YEAR ENDED
                                        9/30/07       3/31/07      9/30/07      3/31/07      9/30/07       3/31/07
-------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                      12,459         4,106           --           --           --            --
===================================================================================================================
                                                                    CALIFORNIA SELECT          NEW YORK SELECT
                                                                      TAX-FREE (NXC)            TAX-FREE (NXN)
                                                                -----------------------   -------------------------
                                                                SIX MONTHS                SIX MONTHS
                                                                     ENDED   YEAR ENDED        ENDED    YEAR ENDED
                                                                   9/30/07      3/31/07      9/30/07       3/31/07
-------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                                  1,426           --           --            --
===================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended September 30, 2007, were as follows:

                                                                                           CALIFORNIA     NEW YORK
                                                        SELECT       SELECT       SELECT       SELECT       SELECT
                                                      TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                                         (NXP)        (NXQ)        (NXR)        (NXC)        (NXN)
------------------------------------------------------------------------------------------------------------------
Purchases                                           $2,193,025   $6,756,617   $1,680,730   $5,812,985   $5,264,650
Sales and maturities                                 1,766,857    6,828,261    1,217,863    3,637,643    4,102,133
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2007, the cost of investments was as follows:

                                                                                         CALIFORNIA       NEW YORK
                                                SELECT         SELECT         SELECT         SELECT         SELECT
                                              TAX-FREE     TAX-FREE 2     TAX-FREE 3       TAX-FREE       TAX-FREE
                                                 (NXP)          (NXQ)          (NXR)          (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------
Cost of investments                       $223,384,003   $238,267,425   $175,825,140    $86,923,828    $53,198,701
==================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2007, were as follows:

                                                                                         CALIFORNIA       NEW YORK
                                                SELECT         SELECT         SELECT         SELECT         SELECT
                                              TAX-FREE     TAX-FREE 2     TAX-FREE 3       TAX-FREE       TAX-FREE
                                                 (NXP)          (NXQ)          (NXR)          (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                            $12,278,344     $9,810,573     $7,288,262     $3,982,173     $1,725,760
   Depreciation                               (420,692)      (776,835)      (379,474)      (491,405)      (112,890)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments           $11,857,652     $9,033,738     $6,908,788     $3,490,768     $1,612,870
==================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2007, the Funds' last tax year end, were as follows:

                                                                                         CALIFORNIA       NEW YORK
                                                SELECT         SELECT         SELECT         SELECT         SELECT
                                              TAX-FREE     TAX-FREE 2     TAX-FREE 3       TAX-FREE       TAX-FREE
                                                 (NXP)          (NXQ)          (NXR)          (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*          $829,762       $813,717       $396,156       $259,079       $117,334
Undistributed net ordinary income**                 --             --             --             --             --
Undistributed net long-term capital gains           --             --             --         66,849         47,064
==================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2007, paid on April 2, 2007.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended March 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                                         CALIFORNIA       NEW YORK
                                                SELECT         SELECT         SELECT         SELECT         SELECT
                                              TAX-FREE     TAX-FREE 2     TAX-FREE 3       TAX-FREE       TAX-FREE
                                                 (NXP)          (NXQ)          (NXR)          (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income   $11,202,851    $11,198,098     $8,322,970     $3,979,498     $2,391,832
Distributions from net ordinary income**            --             --             --             --             --
Distributions from net long-term
   capital gains                                    --             --             --        140,158        142,259
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At March 31, 2007, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                              SELECT         SELECT         SELECT
                                                                            TAX-FREE     TAX-FREE 2     TAX-FREE 3
                                                                               (NXP)          (NXQ)          (NXR)
------------------------------------------------------------------------------------------------------------------
Expiration Year:
   2015                                                                   $1,492,851     $1,369,835        $18,217
==================================================================================================================

The following Funds elected to defer net realized losses from investments incurred from November 1, 2006 through March 31, 2007, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current taxable year:

                                                                                             SELECT         SELECT
                                                                                         TAX-FREE 2     TAX-FREE 3
                                                                                              (NXQ)          (NXR)
---------------------------------------------------------------------------------------------------------------------
                                                                                            $12,379        $15,873
==================================================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                                        SELECT TAX-FREE 2 (NXQ)
                                                                        SELECT TAX-FREE 3 (NXR)
                                                               CALIFORNIA SELECT TAX-FREE (NXC)
                                    SELECT TAX-FREE (NXP)        NEW YORK SELECT TAX-FREE (NXN)
AVERAGE DAILY NET ASSETS              FUND-LEVEL FEE RATE                   FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------
For the first $125 million                          .0500%                               .1000%
For the next $125 million                           .0375                                .0875
For the next $250 million                           .0250                                .0750
For the next $500 million                           .0125                                .0625
===============================================================================================

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of September 30, 2007, the complex-level fee rate was .1831%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSETS BREAKPOINT LEVEL (1)     EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSETS BREAKPOINT LEVEL (1)     EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

Effective September 30, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Funds has concluded that there are no significant uncertain tax positions that require recognition in the Funds' financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


7. SUBSEQUENT EVENTS

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on November 1, 2007, to shareholders of record on October 15, 2007, as follows:

                                                                                           CALIFORNIA     NEW YORK
                                                        SELECT       SELECT       SELECT       SELECT       SELECT
                                                      TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                                         (NXP)        (NXQ)        (NXR)        (NXC)        (NXN)
------------------------------------------------------------------------------------------------------------------
Dividend per share                                      $.0570       $.0530       $.0535       $.0530       $.0510
==================================================================================================================

                        Financial
                        HIGHLIGHTS (Unaudited)

                        Financial
                        HIGHLIGHTS (Unaudited)

                Selected data for a share outstanding throughout each period:
                                   Investment Operations           Less Distributions                               Total Returns
                              -------------------------------  ---------------------------                      --------------------
                                                 Net                                           Ending                      Based on
                   Beginning         Net   Realized/                  Net                         Net   Ending  Based on        Net
                   Net Asset  Investment  Unrealized           Investment  Capital              Asset   Market    Market      Asset
                       Value      Income  Gain (Loss)   Total      Income    Gains   Total      Value    Value     Value*     Value*
====================================================================================================================================
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)               $14.72        $.35       $(.18)   $ .17       $(.34)    $ --   $(.34)    $14.55   $13.98     (3.58)%     1.19%
2007                   14.62         .70         .08      .78        (.68)      --    (.68)     14.72    14.85      9.59       5.48
2006                   14.62         .70        (.02)     .68        (.68)      --    (.68)     14.62    14.21     10.41       4.74
2005                   14.85         .70        (.12)     .58        (.71)    (.10)   (.81)     14.62    13.50       .17       4.00
2004                   14.82         .73         .15      .88        (.76)    (.09)   (.85)     14.85    14.30      7.34       6.13
2003                   14.67         .77         .37     1.14        (.82)    (.17)   (.99)     14.82    14.15      9.51       7.84

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)                14.60         .33        (.21)     .12        (.32)      --    (.32)     14.40    13.59     (1.17)       .82
2007                   14.44         .66         .14      .80        (.64)      --    (.64)     14.60    14.07     10.21       5.62
2006                   14.38         .66         .06      .72        (.65)    (.01)   (.66)     14.44    13.37      7.39       5.12
2005                   14.56         .67        (.13)     .54        (.68)    (.04)   (.72)     14.38    13.08       .11       3.82
2004                   14.45         .70         .19      .89        (.72)    (.06)   (.78)     14.56    13.80      8.35       6.31
2003                   14.53         .76         .14      .90        (.80)    (.18)   (.98)     14.45    13.49      6.01       6.33
====================================================================================================================================
                                                              Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                  Ratios to Average Net Assets
                                              Before Credit                                  After Credit**
                              --------------------------------------------  ---------------------------------------------
                     Ending
                        Net    Expenses       Expenses             Net       Expenses       Expenses              Net     Portfolio
                     Assets   Including      Excluding      Investment      Including      Excluding       Investment      Turnover
                       (000)   Interest(a)    Interest(a)       Income       Interest(a)    Interest(a)        Income          Rate
====================================================================================================================================
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)            $238,501         .32%***        .32***         4.80%***        .31%***        .31%***         4.81%***         1%
2007                241,074         .31            .31            4.77            .30            .30             4.78             2
2006                239,406         .32            .32            4.72            .31            .31             4.73             4
2005                239,460         .33            .33            4.76            .32            .32             4.77            11
2004                243,165         .34            .34            4.90            .33            .33             4.91            16
2003                242,669         .37            .37            5.20            .36            .36             5.21            35

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)             253,596         .40***         .36***         4.52***         .38***         .34***          4.53***          3
2007                257,037         .37            .36            4.50            .36            .35             4.51             3
2006                254,205         .36            .36            4.51            .35            .35             4.52            11
2005                253,158         .37            .37            4.68            .36            .36             4.69            13
2004                256,373         .39            .39            4.86            .38            .38             4.86            10
2003                254,355         .42            .42            5.20            .41            .41             5.21            46
====================================================================================================================================

                              Floating Rate Obligations
                                  at End of Period
                           ----------------------------
                               Aggregate     Aggregate
                                  Amount         Asset
                             Outstanding      Coverage
                                    (000)   Per $1,000
=======================================================
SELECT TAX-FREE (NXP)
-------------------------------------------------------
Year Ended 3/31:
2008(b)                             $ --          $ --
2007                                  --            --
2006                                  --            --
2005                                  --            --
2004                                  --            --
2003                                  --            --

SELECT TAX-FREE 2 (NXQ)
-------------------------------------------------------
Year Ended 3/31:
2008(b)                            3,130        82,021
2007                               1,135       227,465
2006                                  --            --
2005                                  --            --
2004                                  --            --
2003                                  --            --
=======================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit, where applicable.
***  Annualized.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.
(b)  For the six months ended September 30, 2007.

                                See  accompanying notes to financial statements.


                                  58-59 spread

                      Financial
                      HIGHLIGHTS (continued) (Unaudited)


               Selected data for a share outstanding throughout each period:

                                  Investment Operations           Less Distributions                                Total Returns
                             -------------------------------  ---------------------------                       --------------------
                                                 Net                                         Ending                        Based on
                  Beginning         Net    Realized/                 Net                        Net     Ending  Based on        Net
                  Net Asset  Investment   Unrealized          Investment  Capital             Asset     Market    Market      Asset
                      Value      Income   Gain (Loss)  Total      Income    Gains   Total     Value      Value     Value*     Value*
====================================================================================================================================
SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)              $14.42        $.32        $(.15)   $.17       $(.32)    $ --   $(.32)   $14.27     $13.31     (2.73)%     1.21%
2007                  14.29         .64          .13     .77        (.64)      --    (.64)    14.42      14.01      9.15       5.51
2006                  14.22         .65          .06     .71        (.64)      --    (.64)    14.29      13.45     10.12       5.10
2005                  14.37         .66        (.11)     .55        (.67)    (.03)   (.70)    14.22      12.82      (.17)      4.01
2004                  14.28         .69          .16     .85        (.69)    (.07)   (.76)    14.37      13.56      9.96       6.13
2003                  14.26         .73          .12     .85        (.76)    (.07)   (.83)    14.28      13.06      3.51       6.09

CALIFORNIA SELECT TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)               14.73         .33         (.26)    .07        (.32)      --    (.32)    14.48      13.91       .04        .48
2007                  14.57         .64          .18     .82        (.64)    (.02)   (.66)    14.73      14.22      9.89       5.72
2006                  14.54         .65          .09     .74        (.65)    (.06)   (.71)    14.57      13.56      6.52       5.17
2005                  14.68         .66        (.09)     .57        (.66)    (.05)   (.71)    14.54      13.40       .50       3.99
2004                  14.54         .68          .19     .87        (.68)    (.05)   (.73)    14.68      14.06      9.14       6.16
2003                  14.44         .71          .26     .97        (.73)    (.14)   (.87)    14.54      13.59      1.34       6.86
====================================================================================================================================
                                                              Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                  Ratios to Average Net Assets
                                             Before Credit                                  After Credit**
                             --------------------------------------------  ----------------------------------------------
                    Ending
                       Net    Expenses       Expenses             Net       Expenses        Expenses              Net     Portfolio
                    Assets   Including      Excluding      Investment      Including       Excluding       Investment      Turnover
                      (000)   Interest(a)    Interest(a)       Income       Interest(a)     Interest(a)        Income          Rate
====================================================================================================================================
SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)           $185,047         .38%***        .37%***        4.46%***        .37%***         .35%***         4.47%***         1%
2007               186,969         .38            .37            4.43            .36             .35             4.45             9
2006               185,233         .37            .37            4.51            .35             .35             4.52             6
2005               184,379         .38            .38            4.66            .37             .37             4.67            16
2004               186,358         .38            .38            4.84            .38             .38             4.85             6
2003               185,137         .42            .42            5.09            .41             .41             5.10            51

CALIFORNIA SELECT TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)             90,622         .45***         .38***         4.45***         .43***          .36***          4.47***          4
2007                92,177         .40            .39            4.37            .39             .38             4.38            16
2006                91,152         .38            .38            4.42            .37             .37             4.43             8
2005                90,949         .39            .39            4.55            .39             .39             4.56            13
2004                91,864         .40            .40            4.64            .39             .39             4.65            30
2003                90,975         .43            .43            4.84            .42             .42             4.85            42
====================================================================================================================================

                              Floating Rate Obligations
                                  at End of Period
                           ----------------------------
                               Aggregate     Aggregate
                                  Amount         Asset
                             Outstanding      Coverage
                                    (000)   Per $1,000
=======================================================
SELECT TAX-FREE 3 (NXR)
-------------------------------------------------------
Year Ended 3/31:
2008(b)                           $  665      $279,266
2007                                 665       282,156
2006                                  --            --
2005                                  --            --
2004                                  --            --
2003                                  --            --

CALIFORNIA SELECT TAX-FREE (NXC)
-------------------------------------------------------
Year Ended 3/31:
2008(b)                            1,700        54,307
2007                                 758       122,606
2006                                  --            --
2005                                  --            --
2004                                  --            --
2003                                  --            --
=======================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit, where applicable.
***  Annualized.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.
(b)  For the six months ended September 30, 2007.

                                 See accompanying notes to financial statements.


                                  60-61 spread

                      Financial
                      HIGHLIGHTS (continued) (Unaudited)
               Selected data for a share outstanding throughout each period:
                                  Investment Operations           Less Distributions                                Total Returns
                             -------------------------------  ---------------------------                       --------------------
                                                 Net                                         Ending                        Based on
                  Beginning         Net    Realized/                 Net                        Net     Ending  Based on        Net
                  Net Asset  Investment   Unrealized          Investment  Capital             Asset     Market    Market      Asset
                      Value      Income   Gain (Loss)  Total      Income    Gains   Total     Value      Value     Value*     Value*
====================================================================================================================================
NEW YORK SELECT TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)              $14.28         $.31       $(.15)  $ .16       $(.31)    $ --   $(.31)   $14.13     $13.20     (4.59)%     1.11%
2007                  14.19          .61         .13     .74        (.61)    (.04)   (.65)    14.28      14.15     11.15       5.30
2006                  14.28          .62        (.02)    .60        (.62)    (.07)   (.69)    14.19      13.35      2.84       4.19
2005                  14.57          .64        (.21)    .43        (.66)    (.06)   (.72)    14.28      13.65       .05       3.10
2004                  14.51          .68         .14     .82        (.68)    (.08)   (.76)    14.57      14.40     11.81       5.84
2003                  14.17          .70         .43    1.13        (.70)    (.09)   (.79)    14.51      13.60      4.73       8.17
====================================================================================================================================
                                                              Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                  Ratios to Average Net Assets
                                             Before Credit                                  After Credit**
                             -------------------------------------------  ----------------------------------------------
                    Ending
                       Net    Expenses      Expenses             Net       Expenses        Expenses              Net      Portfolio
                    Assets   Including     Excluding      Investment      Including       Excluding       Investment       Turnover
                      (000)   Interest(a)   Interest(a)       Income       Interest(a)     Interest(a)        Income           Rate
====================================================================================================================================
NEW YORK SELECT TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)            $55,207         .46%***       .42%***        4.29%***        .44%***         .39%***         4.32%***          7%
2007                55,828         .46           .42            4.29            .45             .41             4.30              6
2006                55,473         .41           .41            4.28            .40             .40             4.29             13
2005                55,817         .41           .41            4.48            .41             .41             4.48             13
2004                56,958         .43           .43            4.65            .42             .42             4.65             16
2003                56,683         .46           .46            4.85            .45             .45             4.86             35
====================================================================================================================================

                              Floating Rate Obligations
                                  at End of Period
                           ----------------------------
                               Aggregate     Aggregate
                                  Amount         Asset
                             Outstanding      Coverage
                                    (000)   Per $1,000
=======================================================
NEW YORK SELECT TAX-FREE (NXN)
-------------------------------------------------------
Year Ended 3/31:
2008(b)                          $   10     $5,521,676
2007                              1,710         33,648
2006                                 --             --
2005                                 --             --
2004                                 --             --
2003                                 --             --
=======================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit, where applicable.
***  Annualized.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.
(b)  For the six months ended September 30, 2007.

                                 See accompanying notes to financial statements.


                                  62-63 spread

Annual Investment
Management Agreement
        APPROVAL PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as the "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

[]   the nature, extent and quality of services provided by NAM;

[] the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

[] each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

[] the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

[]   the expenses of Nuveen in providing the various services;

[] the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

[] the advisory fees NAM assesses to other types of investment products or clients;

[]   the soft dollar practices of NAM, if any; and

[] from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Boardduties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


[]   product management;

[]   fund administration;

[]   oversight by shareholder services and other fund service providers;

[]   administration of Board relations;

[]   regulatory and portfolio compliance; and

[]   legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

[]   maintaining shareholder communications;

[]   providing advertising for the Nuveen closed-end funds;

[]   maintaining its closed-end fund website;

[]   maintaining continual contact with financial advisers;

[]   providing educational symposia;

[] conducting research with investors and financial analysis regarding closed-end funds; and

[]   evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

[]   maintaining an in-house trading desk;

[]   maintaining a product manager for the Preferred Shares;

[]   developing distribution for Preferred Shares with new market participants;

[]   maintaining an orderly auction process;

[]   managing leverage and risk management of leverage; and

[] maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.


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

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

     3. PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.


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

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

     [] the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

     []   the strategic plan for Nuveen following the Transaction;

     []   the governance structure for Nuveen following the Transaction;

     [] any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

     [] any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

     [] any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

     [] any benefits or undue burdens imposed on the Funds as a result of the Transaction;

     []   any legal issues for the Funds as a result of the Transaction;

     [] the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

     [] any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

     [] the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

     [] from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.


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

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

[]   Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
     Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
     Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

[] The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

[]   The reputation, financial strength and resources of MDP.

[] The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

[]   The benefits to the Nuveen funds as a result of the Transaction including:
     (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

[] The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Reinvest Automatically
  EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT


[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds. Modified duration is a formula that expresses the measurable change in the value of a security in response to a change in interest rates.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In May 2007, the Funds' Board of Trustees voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their Funds'investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.




BOARD OF TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


We offer many different investing solutions for our clients' different needs.

Managing $170 billion in assets as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.


Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:                  www.nuveen.com/etf

                                                   Share prices
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                                                                     ESA-B-0907D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: December 6, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 6, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 6, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.